                                                                     EXHIBIT 4.2

                        CHARMING SHOPPES RECEIVABLES CORP

                                     Seller

                             SPIRIT OF AMERICA, INC.

                                    Servicer

                                       and

                            FIRST UNION NATIONAL BANK

                                     Trustee

                on behalf of the Series 1999-1 Certificateholders



                        FORM OF SERIES 1999-1 SUPPLEMENT

                       Dated as of _____________ __, 1999

                                       to

                     SECOND AMENDED AND RESTATED POOLING AND
                               SERVICING AGREEMENT

                          Dated as of November 25, 1997

                        (as amended on ________ __, 1999)



                                $________________

                          CHARMING SHOPPES MASTER TRUST

                                  SERIES 1999-1

                                TABLE OF CONTENTS

                                                                         PAGE


SECTION 1.  Designation.....................................................1

SECTION 2.  Definitions.....................................................1

SECTION 3.  Servicing Compensation.........................................21

SECTION 4.  Reassignment and Transfer Terms................................22

SECTION 5.  Delivery and Payment for the Series 1999-1 Certificates........22

SECTION 6.  Depository; Form of Delivery of Series 1999-1 Certificates.....22

SECTION 7.  Article IV of Agreement........................................22

SECTION 8.  Article V of the Agreement.....................................39

SECTION 9.  Series 1999-1 Early Amortization Events........................43

SECTION 10.  Series 1999-1 Termination.....................................44

SECTION 11.  Limitations on Addition of Accounts...........................44

SECTION 12.  Ratification of Agreement.....................................45

SECTION 13.  Counterparts..................................................45

SECTION 14.  Governing Law.................................................45

SECTION 15.  No Petition...................................................45

SECTION 16.  Tax Representation and Covenant...............................45

SECTION 17.  Certain Tax Related and Other Amendments......................45


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



EXHIBITS

EXHIBIT A-1   Form of Class A Certificate
EXHIBIT A-2   Form of Class B Certificate
EXHIBIT A-3   Form of Class C Certificate
EXHIBIT A-4   Form of Class D Certificate
EXHIBIT B     Form of Monthly Payment Instructions and Notification
              to the Trustee
EXHIBIT C     Form of Monthly Certificateholders' Statement
EXHIBIT D-1   Form of Class A Cap Agreement
EXHIBIT D-2   Form of Class B Cap Agreement

                  This SERIES 1999-1 SUPPLEMENT, dated as of ____ __, 1999 (this "Supplement"), is among CHARMING SHOPPES RECEIVABLES CORP., a Delaware corporation, as Seller (the "Seller"), SPIRIT OF AMERICA, INC., a Delaware corporation, as Servicer (the "Servicer"), and FIRST UNION NATIONAL BANK, as Trustee (the "Trustee") under the Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997 among the Seller, the Servicer and the Trustee, as amended on ________ __, 1999 (as further amended or otherwise modified from time to time, the "Agreement").

                  Section 6.9 of the Agreement provides, among other things, that the Seller, the Servicer and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by the Trustee to the Seller for the execution and redelivery to the Trustee for authentication of one or more Series of Certificates.

                  Pursuant to this Supplement, the Seller and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

                  SECTION 1.  Designation.

                  (a) There is hereby created a Series of Investor Certificates to be issued in four classes pursuant to the Agreement and this Series Supplement and to be known together as the "Series 1999-1 Certificates." The four classes shall be designated the Class A Floating Rate Asset Backed Certificates, Series 1999-1 (the "Class A Certificates"), the Class B Floating Rate Asset Backed Certificates, Series 1999-1 (the "Class B Certificates"), the Class C Floating Rate Asset Backed Certificates, Series 1999-1 (the "Class C Certificates") and the Class D Floating Rate Asset Backed Certificates, Series 1999-1 (the "Class D Certificates"). The Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates shall be substantially in the form of Exhibits A-1, A-2, A-3 and A-4 hereto, respectively.

                  (b) Series 1999-1 shall be included in Group One. Series 1999-1 shall not be subordinated to any other Series.

                  SECTION 2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Supplement shall govern with respect to this Series. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1999-1 Certificates and no other Series of Certificates or Receivables Purchase Series issued by the Trust.

                  "Amortization Period" shall mean, with respect to Series 1999-1, the Controlled Amortization Period.

                  "Available Funds" shall mean, with respect to any Distribution Date, the sum of Class A Available Funds, Class B Available Funds, Class C Available Funds and Class D Available Funds, in each case for such Distribution Date.

                  "Available Principal Collections" shall mean, with respect to any Distribution Date, the sum of (a) the Principal Allocation Percentage of all Collections of Principal Receivables received during the related Due Period, minus the amount of Reallocated Class D Principal Collections, Reallocated Class C Principal Collections and Reallocated Class B Principal Collections with respect to such Due Period which pursuant to Section 4.12 are required to fund the Class A Required Amount, the Class B Required Amount and the Class C Required Amount, (b) any Shared Principal Collections with respect to other Series in Group One that are allocated to Series 1999-1 in accordance with
Section 4.15 for such Distribution Date and (c) any other amounts which pursuant to Section 4.9 and 4.11(a) (to the extent allocable to the Class A Investor Loss Amount or the Class A Investor Dilution Amount), (b), (c), (d), (g), (h), (i),
(l), (m) and (n) for such Due Period (other than such amounts paid from Reallocated Principal Collections) are to be treated as Available Principal Collections for such Distribution Date.

                  "Average Principal Balance" shall mean, for any Due Period in which one or more Reset Dates occur, the weighted average of the Principal Receivables on the first day of each Subperiod in such Due Period, it being understood that such average will be weighted according to a fraction, the numerator of which is the number of days during the relevant Subperiod and the denominator of which is the number of days in such Due Period.

                  "Base Rate" shall mean, for any Due Period, (a) the sum of Monthly Interest for the related Distribution Date and the Series 1999-1 Investor Monthly Servicing Fee for such Due Period, divided by (b) the Series Investor Interest as of the last day of the prior Due Period, times (c) 12.

                  "Class" shall mean any of the Class A Investor Interest, the Class B Investor Interest, the Class C Investor Interest or the Class D Investor Interest.

                  "Class A Additional Interest" shall have the meaning specified in subsection 4.6(a).

                  "Class A Available Funds" shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the Class A Floating Allocation of the Collections of Finance Charge Receivables allocated to the Series 1999-1 Certificates and deposited in the Collection Account for the related Due Period (including certain other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement), and
(b) if such Distribution Date is on or prior to the Class A Expected Final Distribution Date the amount of any Class A Cap Payment with respect to such Distribution Date, and the amount of any payments due from the Class A Cap Provider but not paid with respect to any prior date (to the extent received by the Trustee).

                  "Class A Cap Agreement" shall mean the interest rate cap agreement dated the Closing Date between the Trust and the Class A Cap Provider for the benefit of the Class A Certificateholders in substantially the form attached hereto as Exhibit D-1, or any Replacement Interest Rate Cap Agreement therefor.

                  "Class A Cap Payment" shall mean, with respect to a Distribution Date, the payment received from the Class A Cap Provider on the day preceding such Distribution Date, as determined pursuant to the Class A Cap Agreement.

                  "Class A Cap Provider" shall mean [________________________], or any successor or assign thereto appointed as provided in the Class A Cap Agreement, in its individual capacity pursuant to the Class A Cap Agreement, or if any Replacement Interest Rate Cap Agreement is obtained therefor pursuant to
Section 4.18, the replacement cap provider named therein the short-term debt obligations of which shall be rated at least A-1 by Standard & Poor's and P-1 by Moody's.

                  "Class A Certificate Rate" shall mean from the Closing Date through [___________ __, 1999], from [___________ __, 1999] through [___________
__, 1999] and with respect to each Interest Period thereafter, a per annum rate equal to ____% per annum in excess of LIBOR as determined on the related LIBOR Determination Date; provided that if the Class A Certificates are not paid in full on the Class A Expected Final Payment Date, the Class A Certificate Rate applicable to the Interest Period commencing on such date and each Interest Period thereafter will not exceed _____% per annum.

                  "Class A Certificateholder" shall mean each Person in whose name a Class A Certificate is registered in the Certificate Register.

                  "Class A Certificates" shall mean each of the certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

                  "Class A Deficiency Amount" shall have the meaning specified in subsection 4.6(a).

                  "Class A Expected Final Payment Date" shall mean the __________, ______ Distribution Date.

                  "Class A Fixed Allocation" shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Series Investor Interest as of the end of the day on the last day of the Due Period occurring immediately prior to the Fixed Principal Allocation Date.

                  "Class A Floating Allocation" shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

                  (a) the numerator of which is the Class A Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Class A Initial Investor Interest); and

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

                  (b) the denominator of which is equal to the Series Investor Interest as of the close of business on such day (or with respect to the first Due Period ending after the Closing Date, the Initial Investor Interest).

                  "Class A Initial Investor Interest" shall mean the aggregate initial principal amount of the Class A Certificates, which is $______________.

                  "Class A Investor Allocation" shall mean, with respect to any Due Period, (a) with respect to Series 1999-1 Investor Loss Amounts, Series 1999-1 Investor Dilution Amount and Collections of Finance Charge Receivables at any time and Collections of Principal Receivables during the Revolving Period, the Class A Floating Allocation and (b) with respect to Collections of Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class A Fixed Allocation.

                  "Class A Investor Charge-Offs" shall have the meaning specified in subsection 4.10(a).

                  "Class A Investor Dilution Amount" shall mean, on any date of determination, an amount equal to the product of (a) the Series 1999-1 Investor Dilution Amount and (b) the Class A Floating Allocation.

                  "Class A Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs pursuant to subsection 4.10(a) over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.11(b) prior to such date of determination minus (d) the amount of any reduction to the Class A Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Class A Certificates pursuant to Section 4.16; provided, however, that the Class A Investor Interest may not be reduced below zero.

                  "Class A Investor Loss Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Class A Floating Allocation applicable for the related Due Period.

                  "Class A Monthly Interest" shall mean the monthly interest distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.6(a).

                  "Class A Monthly Principal" shall mean the monthly principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.7(a).

                  "Class A Required Amount" shall have the meaning specified in subsection 4.8(a).

                  "Class A Servicing Fee" shall have the meaning specified in
Section 3.




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

                  "Class B Additional Interest" shall have the meaning specified in subsection 4.6(b).

                  "Class B Available Funds" shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the Class B Floating Allocation of the Collections of Finance Charge Receivables allocated to the Series 1999-1 Certificates and deposited in the Collection Account for the related Due Period (including certain other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement) and
(b) if such Distribution Date is on or prior to the Class B Expected Final Payment Date, the amount of any Class B Cap Payment with respect to such Distribution Date and the amount of any payments due from the Class B Cap Provider but not paid with respect to any prior date (to the extent received by the Trustee).

                  "Class B Cap Agreement" shall mean the interest rate cap agreement dated the Closing Date between the Trust and the Class B Cap Provider, for the benefit of the Class B Certificateholders, the Class C Certificateholders and the Class D Certificateholders in substantially the form attached hereto as Exhibit D-2, or any Replacement Interest Rate Cap Agreement therefor.

                  "Class B Cap Payment" shall mean, with respect to a Distribution Date, the payment received from the Class B Cap Provider on the day preceding such Distribution Date, as determined pursuant to the Class B Cap Agreement.

                  "Class B Cap Provider" shall mean [_______________________], or any successor or assign thereto appointed as provided in the Class B Cap Agreement, in its individual capacity pursuant to the Class B Cap Agreement, or if any Replacement Interest Rate Cap Agreement is obtained therefor pursuant to
Section 4.18, the replacement cap provider named therein the short-term debt obligations of which are rated at least A-1 by Standard & Poor's and P-1 by Moody's.

                  "Class B Certificate Rate" shall mean from the Closing Date through [_________ __, 1999], from [___________ ___, 1999] through [__________
__, 1999] and with respect to each Interest Period thereafter, a per annum rate equal to ___% per annum in excess of LIBOR as determined on the related LIBOR Determination Date; provided that if the Class B Certificates are not paid in full on the Class B Expected Final Payment Date, the Class B Certificate Rate applicable to the Interest Period commencing on such date and each Interest Period thereafter will not exceed _____% per annum.

                  "Class B Certificateholder" shall mean each Person in whose name a Class B Certificate is registered in the Certificate Register.

                  "Class B Certificates" shall mean each of the certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

                  "Class B Deficiency Amount" shall have the meaning specified in subsection 4.6(b).

                  "Class B Expected Final Payment Date" shall mean the ________, ____ Distribution Date.

                  "Class B Fixed Allocation" shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Series Investor Interest as of the end of the day on the last day of the Due Period occurring immediately prior to the Fixed Allocation Principal Date.

                  "Class B Floating Allocation" shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

                  (a) the numerator of which is the Class B Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Class B Initial Investor Interest); and

                  (b) the denominator of which is equal to the Series Investor Interest as of the close of business on such day (or with respect to the first Due Period ending after the Closing Date, the Initial Investor Interest).

                  "Class B Initial Investor Interest" shall mean the aggregate initial principal amount of the Class B Certificates, which is $___________.

                  "Class B Investor Allocation" shall mean, with respect to any Due Period (a) with respect to Series 1999-1 Investor Loss Amounts, Series 1999-1 Investor Dilution Amounts and Collections of Finance Charge Receivables at any time and Collections of Principal Receivables during the Revolving Period, the Class B Floating Allocation and (b) with respect to Collections of Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class B Fixed Allocation.

                  "Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.10(b).

                  "Class B Investor Dilution Amount" shall mean, on any date of determination, an amount equal to the product of (a) the Series 1999-1 Investor Dilution Amount and (b) the Class B Floating Allocation.

                  "Class B Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class B Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates pursuant to subsection 4.10(b), minus (d) the aggregate amount of Reallocated Class B Principal Collections allocated pursuant to subsection 4.12 on all prior Distribution Dates, minus (d) the amount of any reduction to the Class B Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Class B Certificates pursuant to Section 4.16, and plus (e) the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.11(d) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses
(c) and (d); provided, however, that the Class B Investor Interest may not be reduced below zero.

                  "Class B Investor Loss Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Class B Floating Allocation applicable for the related Due Period.

                  "Class B Monthly Interest" shall mean the monthly interest distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.6(b).

                  "Class B Monthly Principal" shall mean the monthly principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.7(b).

                  "Class B Principal Commencement Date" shall have the meaning specified in subsection 4.7(b).

                  "Class B Required Amount" shall have the meaning specified in subsection 4.8(b).

                  "Class B Servicing Fee" shall have the meaning specified in
Section 3.

                  "Class C Available Funds" shall mean, with respect to any Distribution Date, an amount equal to the Class C Floating Allocation of Collections of Finance Charge Receivables allocated to the Series 1999-1 Certificates and deposited in the Collection Account for the related Due Period (including certain other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement).

                  "Class C Certificate Rate" shall mean, from the Closing Date through [_________ __, 1999], from [__________ __, 1999] through [____________
__, 1999], and with respect to each Interest Period thereafter, the rate specified in the Class C Purchase Agreement.

                  "Class C Certificateholder" shall mean each Person in whose name a Class C Certificate is registered in the Certificate Register.

                  "Class C Certificates" shall mean each of the certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3 hereto.

                  "Class C Deficiency Amount" shall have the meaning specified in subsection 4.6(c).

                  "Class C Fixed Allocation" shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class C Investor Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Series Investor Interest as of the end of the day on the last day of the Due Period occurring immediately prior to the Fixed Allocation Principal Date.

                  "Class C Floating Allocation" shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

                  (a) the numerator of which is the Class C Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Class C Initial Investor Interest); and

                  (b) the denominator of which is equal to the Series Investor Interest as of the close of business on such day (or with respect to the first Due Period ending after the Closing Date, the Initial Investor Interest).

                  "Class C Initial Investor Interest" shall mean the aggregate initial principal amount of the Class C Certificates, which is $__________.

                  "Class C Investor Allocation" shall mean, with respect to any Due Period (a) with respect to Series 1999-1 Investor Loss Amounts, Series 1999-1 Investor Dilution Amounts and Collections of Finance Charge Receivables at any time and Collections of Principal Receivables during the Revolving Period, the Class C Floating Allocation and (b) with respect to Collections of Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class C Fixed Allocation.

                  "Class C Investor Charge-Offs" shall have the meaning specified in subsection 4.10(c).

                  "Class C Investor Dilution Amount" shall mean, on any date of determination, an amount equal to the product of (a) the Series 1999-1 Investor Dilution Amount and (b) the Class C Floating Allocation.

                  "Class C Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class C Initial Investor Interest, minus (b) the aggregate amount of principal payments made to the Class C Certificateholders prior to such date, minus (c) the aggregate amount of Class C Investor Charge-Offs for all prior Distribution Dates pursuant to subsection 4.10(c), minus (d) the aggregate amount of Reallocated Class C Principal Collections allocated pursuant to subsections 4.12(a) and (b) on all prior Distribution Dates, minus (e) the amount of any reduction to the Class C Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Class C Certificates pursuant to Section 4.16, and plus (f) the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.11(i) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d); provided further, however, that the Class C Investor Interest may not be reduced below zero.

                  "Class C Investor Loss Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Class C Floating Allocation applicable for the related Due Period.

                  "Class C Monthly Interest" shall mean the monthly interest distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.6(c).

                  "Class C Monthly Principal" shall mean the monthly principal distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.7(c).

                  "Class C Purchase Agreement" shall mean the agreement among the Seller, the Servicer, the Trustee and the Class C Certificateholders, dated as of the Closing Date, as amended or modified from time to time.

                  "Class C Required Amount" shall mean the amount, if any, equal to the sum of (a) the amount, if any, by which the sum of (i) the Class C Monthly Interest for such Distribution Date, plus (ii) the Class C Deficiency Amount, if any, for such Distribution Date, plus (iii) the Class C Investor Loss Amount, if any, for the prior Due Period, plus (iv) the Class C Investor Dilution Amount, if any, for the prior Due Period exceeds the amount of Excess Spread available to be applied to such amounts pursuant to subsections 4.11(f),
(g) and (h), plus (b) the amount, if any, by which the sum of (i) the Class C Servicing Fee for the prior Due Period, plus (ii) the Class C Servicing Fee, if any, due but not paid on any prior Distribution Date, exceeds the Class C Available Funds for the related Due Period and the amount of any Excess Spread available to be applied to such amount pursuant to subsection 4.11(e).

                  "Class C Servicing Fee" shall have the meaning specified in
Section 3.

                  "Class D Available Funds" shall mean, with respect to any Distribution Date, an amount equal the Class D Floating Allocation of Collections of Finance Charge Receivables allocated to the Series 1999-1 Certificates and deposited in the Collection Account for the related Due Period (including certain other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement).

                  "Class D Certificate Rate" shall mean, from the Closing Date through [_________ __, 1999], from [___________ __, 1999], through [___________
__, 1999], and with respect to any Interest Period thereafter, a per annum rate equal to ___% per annum in excess of the Class C Certificate Rate.

                  "Class D Certificateholder" shall mean any person in whose name a Class D Certificate is registered in the Certificate Register.

                  "Class D Certificates" shall mean each of the certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-4 hereto.

                  "Class D Fixed Allocation" shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class D Investor Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Series Investor Interest as of the end of the day on the last day of the Due Period occurring immediately prior to the Fixed Allocation Principal Date.

                  "Class D Floating Allocation" shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

                  (a) the numerator of which is the Class D Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Class D Initial Investor Interest); and

                  (b) the denominator of which is equal to the Series Investor Interest as of the close of business on such day (or with respect to the first Due Period ending after the Closing Date, the Initial Investor Interest).

                  "Class D Initial Investor Interest" shall mean the aggregate initial principal amount of the Class D Investor Interest, which is $____________.

                  "Class D Investor Allocation" shall mean, with respect to any Due Period, (a) with respect to Series 1999-1 Investor Loss Amounts, Series 1999-1 Investor Dilution Amounts and Collections of Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class D Floating Allocation and (b) with respect to Collections of Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class D Fixed Allocation.

                  "Class D Investor Charge-Offs" shall have the meaning specified in subsection 4.10(d).

                  "Class D Investor Dilution Amount" shall mean, on any date of determination, an amount equal to the product of (a) the Series 1999-1 Investor Dilution Amount and (b) the Class D Floating Allocation.

                  "Class D Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class D Initial Investor Interest, minus (b) the aggregate amount of principal payments made to the holders of the Class D Certificates prior to such date, minus (c) the aggregate amount of Class D Investor Charge-Offs for all prior Distribution Dates pursuant to subsection 4.10(d), minus (d) the aggregate amount of Reallocated Class D Principal Collections allocated pursuant to subsections 4.12(a), (b) and (c) on all prior Distribution Dates, minus (e) the amount of any reduction to the Class D Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Class D Certificates pursuant to Section 4.16, and plus (f) the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.11(o) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d); provided further, however, that the Class D Investor Interest may not be reduced below zero.

                  "Class D Investor Loss Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Class D Floating Allocation applicable for the related Due Period.

                  "Class D Monthly Interest" shall mean the monthly interest distributable in respect of the Class D Certificates as calculated in accordance with subsection 4.6(d).

                  "Class D Monthly Principal" shall mean the monthly principal distributable in respect of the Class D Certificates as calculated in accordance with subsection 4.7(d).

                  "Class D Servicing Fee" shall have the meaning specified in
Section 3.

                  "Closing Date" shall mean ____ ___, 1999.

                  "Controlled Amortization Amount" for any Due Period related to the Controlled Amortization Period shall mean $____________; provided, however, that such amount shall be adjusted downward to reflect any reduction to the Class A Investor Interest as a result of any cancellation of Class A Certificates pursuant to Section 4.16.

                  "Controlled Amortization Period" shall mean, unless an Early Amortization Event shall have occurred prior thereto, the period commencing on _______ __, ____ and ending upon the first to occur of (a) the commencement of the Early Amortization Period and (b) the Series 1999-1 Termination Date.

                  "Controlled Amortization Shortfall" shall mean (i) with respect to the first Due Period related to the Controlled Amortization Period, zero, and (ii) with respect to each other Due Period during the Controlled Amortization Period, means the excess, if any, of the Controlled Payment Amount for the previous Due Period over the amount of Available Principal Collections distributed as payment of such Controlled Payment Amount on the Distribution Date related to such previous Due Period.

                  "Controlled Payment Amount" for any Due Period, shall mean, the sum of (a) the Controlled Amortization Amount and (b) any existing Controlled Amortization Shortfall.

                  "Controlling Certificateholders" shall mean (a) on any date of determination on which the Class A Investor Interest or the Class B Investor Interest is greater than zero, the Holders of Class A Certificates and Class B Certificates evidencing more than 50% of the sum of the Class A Investor Interest and the Class B Investor Interest and (b) thereafter, the Holders of Class C Certificates evidencing more than 50% of the Class C Investor Interest.

                  "Cumulative Principal Shortfall" shall mean the sum of the Principal Shortfalls (as such term is defined in each of the related Supplements or Receivables Purchase Agreement) for each Series in Group One that are Principal Sharing Series.

                  "Distribution Date" shall mean ________ 15, 1999 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

                  "Early Amortization Period" shall mean the period commencing at the close of business on the Business Day immediately preceding the day on which an Early Amortization Event with respect to Series 1999-1 is deemed to have occurred, and ending on the Series 1999-1 Termination Date.

                  "Enhancement" shall mean (a) with respect to the Class A Certificates, the subordination of the Class B Certificates, the Class C Certificates and the Class D Certificates, (b) with respect to the Class B Certificates, the subordination of the Class C Certificates and the Class D Certificates and (c) with respect to the Class C Certificates, the subordination of the Class D Certificates.

                  "Excess Spread" shall mean, with respect to any Distribution Date, the sum of the amounts with respect to such Distribution Date, if any, specified pursuant to subsections 4.9(a)(v), 4.9(b)(iii), 4.9(c)(ii) and 4.9(d)(ii).

                  "Finance Charge Shortfall" shall have the meaning specified in subsection 4.14(b).

                  "Fixed Allocation Percentage" shall mean, with respect to any Due Period (including any day within such Due Period) occurring on or after the Fixed Principal Allocation Date, the percentage equivalent of a fraction:

                  (a) the numerator of which is the Series Investor Interest as of the end of the day on the last day of the Due Period occurring immediately prior to the Fixed Principal Allocation Date, as applicable; provided, that if Series 1999-1 is paired with a Paired Series and an Early Amortization Event occurs with respect to such Paired Series during the Controlled Amortization Period, the Seller may, by written notice delivered to the Trustee, the Servicer and the Rating Agencies, designate a different numerator (provided that such numerator is not less than the Series 1999-1 Investor Interest as of the last day of the revolving period for such Paired Series) and

                  (b) the denominator of which is the greater of (i) the sum of
         (A) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Due Period and (B) the Excess Funding Amount as of the close of business of the last day of the prior Due Period, and (ii) the sum of the numerators used to calculate the Investor/Purchaser Percentages for such Due Period with respect to Principal Receivables for all Series of Certificates and Receivable Purchase Series outstanding;

provided, that with respect to any Due Period in which a Reset Date occurs, the denominator determined pursuant to subclause (b)(i)(A) shall be (1) the aggregate amount of Principal Receivables in the Trust as of the close of business on the later of the last day of the preceding Due Period or the preceding Reset Date, for the period from and including the first day of the current Due Period or preceding Reset Date, as applicable, to but excluding such Reset Date and (2) the aggregate amount of Principal Receivables in the Trust as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Due Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date); provided further that with respect to any Due Period in which a Reset Date occurs, if the Servicer need not make daily deposits of Collections into the Collection Account, the amount in subclause (b)(i)(A) shall be the Average Principal Balance.

                  "Fixed Principal Allocation Date" shall mean the earlier of
(a) the date on which an Early Amortization Period with respect to Series 1999-1 commences; and (b) the date of commencement of the Controlled Amortization Period.

                  "Floating Allocation Percentage" shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent of a fraction:

               (a) the numerator of which is the Investor Interest at the end of the day on the last day of the prior Due Period (or with respect to the first Due Period ending after the Closing Date, the Initial Investor Interest), and

               (b) the denominator of which is the greater of (1) the sum of (A) the aggregate amount of Principal Receivables in the Trust at the end of the day on such date (or with respect to the first Due Period ending after the Closing Date, at the end of the day on the Closing
          Date) and (B) the Excess Funding Amount as of the close of business of the last day of the prior Due Period, and (2) the sum of the numerators used to calculate the Investor/Purchaser Percentages for such Due Period with respect to Finance Charge Receivables, Series Dilution Amounts or Loss Amounts, as applicable, for all Series of Certificates and Receivable Purchase Series outstanding;

provided that with respect to any Due Period in which a Reset Date occurs:

               (x) the numerator determined pursuant to clause (a) above shall be (1) the Investor Interest as of the close of business on the later of the last day of the preceding Due Period or the Reset Date, for the period from and including the first day of the current Due Period or the preceding Reset Date, as applicable, to but excluding such Reset Date and (2) the Investor Interest as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Due Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date);

               (y) the denominator determined pursuant to subclause (b)(1)(A) shall be (1) the aggregate amount of Principal Receivables in the Trust as of the close of business on the later of the last day of the preceding Due Period or the preceding Reset Date, for the period from and including the first day of the current Due Period or preceding Reset Date, as applicable, to but excluding such Reset Date and (2) the aggregate amount of Principal Receivables in the Trust as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Due Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date); provided that with respect to any Due Period in which a Reset Date occurs, if the Servicer need not make daily deposits of Collections into the Collection Account, the amount in subclause (b)(1)(A) shall be the Average Principal Balance; and

                  (z) the denominator determined pursuant to subclause (b)(2) shall be (1) the sum of the numerators used to calculate the Investor/Purchaser Percentages for all outstanding Series for allocations with respect to Finance Charge Receivables, Series Dilution Amounts, Loss Amounts or Principal Receivables, as applicable, for all such Series as of the close of business on the later of the last day of the preceding Due Period or the preceding Reset Date, for the period from and including the first day of the current Due Period or preceding Reset Date, as applicable, to but excluding such Reset Date and (2) the sum of the numerators used to calculate the Investor/Purchaser Percentages for all outstanding Series for allocations with respect to Finance Charge Receivables, Series Dilution Amounts, Loss Amounts or Principal Receivables, as applicable, for all such Series as the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Due Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset
         Date).

                  "Group One" shall mean Series 1999-1 and each other Series specified in the related Supplement or Receivables Purchase Agreement to be included in Group One.

                  "Initial Investor Interest" shall mean the sum of the Class A Initial Investor Interest, the Class B Initial Investor Interest, the Class C Initial Investor Interest and the Class D Initial Investor Interest.

                  "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the previous Distribution Date through the day preceding such Distribution Date, except that the initial Interest Period shall be the period from and including the Closing Date through the day preceding the initial Distribution Date.

                  "Interest Rate Cap Agreements" shall mean the Class A Cap Agreement and the Class B Cap Agreement.

                  "Interest Rate Cap Provider" shall mean either of the Class A Cap Provider or the Class B Cap Provider.

                  "Investor Charge-Offs" shall mean, on any date of determination, an amount equal to the sum of (i) the Class A Investor Charge-Offs, (ii) the Class B Investor Charge-Offs, (iii) the Class C Investor Charge-Offs and (iv) the Class D Investor Charge-Offs.

                  "Investor Interest" for Series 1999-1 means the Series Investor Interest.

                  "Investor Loss Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the aggregate of the Loss Amounts for the related Due Period and (b) the Floating Allocation Percentage for such Due Period.

                  "Investor/Purchaser Percentage" for Series 1999-1 shall mean, with respect to Collections of Principal Receivables, the Principal Allocation Percentage, and with respect to Collections of Finance Charge Receivables, Series Dilution Amounts or Loss Amounts, the Floating Allocation Percentage.

                  "LIBOR" shall mean, for any Interest Period, the London interbank offered rate for one-month United States dollar deposits determined by the Trustee for each Interest Period in accordance with the provisions of
Section 4.17.

                  "LIBOR Determination Date" shall mean [_________, __, 1999] for the period from the Closing Date through [_________, __, 1999] , [_________, __, 1999] for the period from [_________, __, 1999] through [_________, __,
1999], and the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

                  "London Business Day" shall mean a day on which the Trustee and commercial banks in the City of London are open for the transaction of commercial banking business.

                  "Minimum Seller Interest" for Series 1999-1 shall mean zero.

                  "Monthly Interest" shall mean, with respect to any Distribution Date, the sum of (a) the Class A Monthly Interest, the Class A Additional Interest, if any, and the unpaid Class A Deficiency Amount, if any;
(b) the Class B Monthly Interest, the Class B Additional Interest, if any, and the unpaid Class B Deficiency Amount, if any; (c) the Class C Monthly Interest and the unpaid Class C Deficiency Amount, if any; and (d) the Class D Monthly Interest, each with respect to such Distribution Date.

                  "Portfolio Yield" shall mean, with respect to any Due Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (a) the Floating Allocation Percentage of Collections of Finance Charge Receivables allocated to the Series 1999-1 Certificates for such Due Period (including certain other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement) plus
(b) any Shared Excess Finance Charge Collections that are allocated to Series
Section 4.14 for the related Distribution Date plus (c) the Class A Cap Payment and the Class B Cap Payment, if any, scheduled to be paid on the related Distribution Date, such sum to be calculated on a cash basis after subtracting the Investor Loss Amount for such Due Period, and the denominator of which is the Series Investor Interest as of the last day of the preceding Due Period (or with respect to the initial Due Period, the Initial Investor Interest).

                  "Principal Allocation Percentage" shall mean, (a) with respect to any Due Period (including any day within such Due Period) occurring prior to the Fixed Principal Allocation Date, the Floating Allocation Percentage for such Due Period, and (b) with respect to any Due

Period (including any day within such Due Period) occurring on or after the Fixed Principal Allocation Date, the Fixed Allocation Percentage for such Due Period.

                  "Principal Shortfall" shall mean, as the context requires, any of the following: (a) on any Distribution Date with respect to the Controlled Amortization Period, the Controlled Payment Amount for the prior Due Period exceeds the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections); and (b) on the Class B Expected Final Payment Date (if an Early Amortization Event with respect to Series 1999-1 has not occurred), the amount by which the Class B Investor Interest exceeds the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections); and (c) on any Distribution Date with respect to the Early Amortization Period, the amount by which the Investor Interest exceeds the Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

                  "Rating Agency" shall mean Moody's and Standard & Poor's.

                  "Reallocated Class B Principal Collections" shall mean, with respect to any Distribution Date, Collections of Principal Receivables allocated to the Class B Investor Interest applied in accordance with subsection 4.12(a) (applying Reallocated Class D Principal Collections and Reallocated Class C Principal Collections pursuant to subsection 4.12(a) before applying any Reallocated Class B Principal Collections) in an amount not to exceed the amount described in subsection 4.5(a)(iv) during the Revolving Period, subsection 4.5(b)(iv) during the Controlled Amortization Period and Subsection 4.5(c)(iv) during the Early Amortization Period; provided, however, that such amount shall not exceed the Class B Investor Interest after giving effect to any Class B Investor Charge-Offs for such Distribution Date.

                  "Reallocated Class C Principal Collections" shall mean, with respect to any Distribution Date, Collections of Principal Receivables allocated to the Class C Investor Interest applied in accordance with subsections 4.12(a) and (b) (applying Reallocated Class D Principal Collections pursuant to subsections 4.12(a) and (b) before applying any Reallocated Class C Principal Collections) in an amount not to exceed the amount described in subsection 4.5(a)(iii) during the Revolving Period, subsection 4.5(b)(iii) during the Controlled Amortization Period and subsection 4(c)(iii) during the Early Amortization Period; provided, however, that such amount shall not exceed the Class C Investor Interest after giving effect to any Class C Investor Charge-Offs for such Distribution Date.

                  "Reallocated Class D Principal Collections" shall mean, with respect to any Distribution Date, Collections of Principal Receivables allocated to the Class D Investor Interest applied in accordance with subsections 4.12(a),
(b) and (c) in an amount not to exceed the amount described in subsection 4.5(a)(ii) during the Revolving Period, subsection 4.5(b)(ii) during the Controlled Amortization Period and subsection 4.5(c)(ii) during the Early Amortization Period; provided, however, that such amount shall not exceed the Class D Investor Interest after giving effect to any Class D Investor Charge-Offs for such Distribution Date.

                  "Reallocated Principal Collections" shall mean the sum of (a) Reallocated Class B Principal Collections, (b) Reallocated Class C Principal Collections and (c) Reallocated Class D Principal Collections.

                  "Reference Banks" shall mean four major banks in the London interbank market selected by the Servicer.

                  "Replacement Interest Rate Cap Agreement" shall mean any replacement interest cap having substantially similar terms and conditions as the Interest Rate Cap Agreement it replaces.

                  "Reset Date" shall mean the occurrence of any Addition Date or any Removal Date.

                  "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the Fixed Principal Allocation Date.

                  "Series Investor Interest" shall mean, on any date of determination, an amount equal to the sum of (i) the Class A Investor Interest,
(ii) the Class B Investor Interest, (iii) the Class C Investor Interest and (iv) the Class D Investor Interest, each as of such date.

                  "Series 1999-1" shall mean the Series of the Charming Shoppes Master Trust represented by the Investor Certificates.

                  "Series 1999-1 Certificateholder" shall mean the Holder of record of any Series 1999-1 Certificate.

                  "Series 1999-1 Certificates" shall mean the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates.

                  "Series 1999-1 Early Amortization Event" shall have the meaning specified in Section 9 of this Supplement.

                  "Series 1999-1 Investor Dilution Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Floating Allocation Percentage for the related Due Period and (b) the Series Dilution Amount allocated to Series 1999-1 pursuant to Section 4.3(d).

                  "Series 1999-1 Investor Monthly Servicing Fee" shall have the meaning specified in Section 3.

                  "Series 1999-1 Termination Date" shall mean the earliest to occur of (a) the Distribution Date on which the Series 1999-1 Certificates are paid in full, (b) the ________, ________ Distribution Date or (c) the date of termination of the Trust pursuant to Section 12.1.

                  "Series 1999-1 Unfunded Dilution Amount" shall mean, on any Distribution Date, an amount equal to any unfunded Series 1999-1 Dilution Amount remaining after reallocation to the Seller Interest and any addition of Accounts pursuant to Section 4.3(d).

                  "Series Servicing Fee Percentage" shall mean 2.0%.

                  "Shared Excess Finance Charge Collections" shall mean, with respect to any Distribution Date, as the context requires, either (a) the aggregate amount of Collections of Finance Charge Receivables allocated to the Series 1999-1 Certificates but available to cover Finance Charge Shortfalls for other Series in Group One, if any, or (b) the aggregate amount of Collections of Finance Charge Receivables and other amounts allocable to other Series in Group One in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover any Finance Charge Shortfall with respect to the Series 1999-1 Certificates as described in Section 4.14.

                  "Shared Principal Collections" shall mean, as the context requires, either (a) the amount allocated to the Series 1999-1 Certificates which may be applied to cover Principal Shortfalls with respect to other outstanding Series in Group One, or (b) the amounts allocated to the Investor Certificates of other Series in Group One that the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1999-1 Certificates pursuant to Section 4.15.

         "Subperiod" means, with respect to a Due Period in which one or more Reset Dates occur (the "Subject Due Period"), any of the following:

         (i) the period from and including the last day of the prior Due Period to but excluding the first Reset Date in the Subject Due Period,

         (ii) the period from and including the last Reset Date in the Subject Due Period to and including the last day of the Subject Due Period, and

         (iii) the period, if any, from and including one Reset Date in the Subject Due Period to but excluding the next Reset Date.

                  "Telerate Page 3750" shall mean the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for displaying comparable rates or prices).

                  SECTION 3. Servicing Compensation. The share of the Monthly Servicing Fee allocable to Series 1999-1 (the "Series 1999-1 Investor Monthly Servicing Fee") with respect to any Due Period shall be equal to one-twelfth of the product of (i) the Series Servicing Fee Percentage and (ii) (a) the Investor Interest as of the last day of such Due Period minus (b) the product of the amount, if any, on deposit in the Excess Funding Account as of the last day of such Due Period and the Principal Allocation Percentage for such Due Period (the amount calculated pursuant to this clause (ii) is referred to as the "Servicing Base Amount"); provided, however, that with respect to the first Due Period ending after the Closing Date, the Series 1999-

1 Investor Monthly Servicing Fee shall be equal to $_________. The share of the Series 1999-1 Investor Monthly Servicing Fee allocable to the Class A Investor Interest with respect to any Due Period (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class A Floating Allocation, (ii) the Series Servicing Fee Percentage, and (iii) the Servicing Base Amount for such Due Period; provided, however, that with respect to the first Due Period ending after the Closing Date, the Class A Servicing Fee shall be equal to $_________. The share of the Series 1999-1 Investor Monthly Servicing Fee allocable to the Class B Investor Interest with respect to any Due Period (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class B Floating Allocation, (ii) the Series Servicing Fee Percentage and (iii) the Servicing Base Amount for such Due Period; provided, however, that with respect to the first Due Period ending after the Closing Date, the Class B Servicing Fee shall be equal to $__________. The share of the Series 1999-1 Investor Monthly Servicing Fee allocable to the Class C Investor Interest with respect to any Due Period (the "Class C Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class C Floating Allocation, (ii) the Series Servicing Fee Percentage and (iii) the Servicing Base Amount for such Due Period; provided, however, that with respect to the first Due Period ending after the Closing Date, the Class C Servicing Fee shall be equal to $__________. The share of the Series 1999-1 Investor Monthly Servicing Fee allocable to the Class D Investor Interest with respect to any Due Period (the "Class D Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class D Floating Allocation, (ii) the Series Servicing Fee Percentage and (iii) the Servicing Base Amount for such Due Period; provided, however, that with respect to the first Due Period ending after the Closing Date, the Class D Servicing Fee shall be equal to $___________. Except as specifically provided above, the Monthly Servicing Fee shall be paid by the cash flows from the Trust allocated to the Seller or the Certificateholders of other Series (as provided in the related Supplements or Receivables Purchase Agreements) and in no event shall the Trust, the Trustee or the Investor Certificateholders be liable therefor. The Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(a)(ii) and 4.11(a). The Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(b)(ii) and 4.11(c). The Class C Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(c)(i) and 4.11(e). The Class D Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(d)(i) and 4.11(k).

                  SECTION 4. Reassignment and Transfer Terms. The Series 1999-1 Certificates shall be subject to retransfer to the Seller at its option, in accordance with the terms specified in subsection 12.2(a), on any Distribution Date on or after the Distribution Date on which the Series Investor Interest is less than or equal to 10% of the Initial Investor Interest. The deposit required in connection with any such repurchase shall be equal to the Series Investor Interest plus accrued and unpaid interest on the Series 1999-1 Certificates through the day preceding the Distribution Date on which the repurchase occurs.

                  SECTION 5. Delivery and Payment for the Series 1999-1 Certificates. The Seller shall execute and deliver the Series 1999-1 Certificates to the Trustee for authentication in accordance with Section 6.1. The Trustee shall deliver the Series 1999-1 Certificates when authenticated in accordance with Section 6.2.

                  SECTION 6. Depository; Form of Delivery of Series 1999-1 Certificates.

                  (a) The Class A Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.2 and
6.10. The Class C Certificates and the Class D Certificates shall be delivered as Definitive Certificates as provided in Sections 6.2 and 6.12.

                  (b) The Depository for Series 1999-1 shall be The Depository Trust Company, and the Class A Certificates and Class B Certificates shall be initially registered in the name of Cede & Co., its nominee.

                  SECTION 7. Article IV of Agreement. Sections 4.1, 4.2 and 4.3 of the Agreement shall be read in their entirety as provided in the Agreement.
Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3) shall read in its entirety as follows and shall be applicable only to the Series 1999-1 Certificates.

                                   ARTICLE IV.

                  RIGHTS OF CERTIFICATEHOLDERS AND RECEIVABLES
            PURCHASERS AND ALLOCATION AND APPLICATION OF COLLECTIONS

                  SECTION 4.4. Rights of Series 1999-1 Certificateholders. The Series 1999-1 Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 1999-1 Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and Principal Allocation Percentage (as applicable from time to time) of Collections received with respect to the Receivables (including certain other amounts that are to be treated as collections of Receivables in accordance with the terms of this Agreement, (b) any other funds on deposit (or to be deposited) in the Collection Account or the Excess Funding Account allocated to Series 1999-1, (c) any Class A Cap Payments and Class B Cap Payments, and (d) any other amounts that pursuant to this Agreement or any Supplement are allocable to Series 1999-1. The Class D Certificate shall be subordinate to the Class A Certificates, the Class B Certificates and the Class C Certificates. The Class C Certificates shall be subordinate to the Class A Certificates and the Class B Certificates. The Class B Certificates shall be subordinate to the Class A Certificates. The Exchangeable Seller Certificate shall not represent any interest in the Collection Account or the Excess Funding Account except as specifically provided in this Article IV.

                  SECTION 4.5.  Allocations.

                  (a) Allocations During the Revolving Period. During the Revolving Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Series 1999-1 Certificateholders, the following amounts as set forth below:

                   (i) Allocate to the Series 1999-1 Certificateholders an amount equal to the product of (A) the Floating Allocation Percentage on such date and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such date, to be applied in accordance with Sections 4.9 and 4.11.

                  (ii) An amount equal to the product of (A) the Class D Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(e).

                 (iii) An amount equal to the product of (A) the Class C Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(e).

                  (iv) An amount equal to the product of (A) the Class B Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(e).

                   (v) An amount equal to the product of (A) the Class A Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied in accordance with subsection 4.9(e);

provided, however, that (A) the aggregate amount allocated to the Series 1999-1 Certificateholders pursuant to this subsection 4.5(a)(ii) through (v) during any Due Period shall not exceed the amounts required to be distributed on the Distribution Date related to such Due Period pursuant to subsections 4.9(a) through (e)(i) and subsections 4.11(a) through (o) and (B) any amounts not so allocated as a result of clause (A) of this proviso shall be treated as Shared Excess Finance Charge Collections.

                   (b) Allocations During the Controlled Amortization Period. During the Controlled Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Series 1999-1 Certificateholders, the following amounts as set forth below:

                   (i) Allocate to the Series 1999-1 Certificateholders an amount equal to the product of (A) the Floating Allocation Percentage on such date and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such date, to be applied in accordance with Sections 4.9 and 4.11.

                  (ii) An amount equal to the product of (A) the Class D Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(f).

                 (iii) An amount equal to the product of (A) the Class C Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(f).

                  (iv) An amount equal to the product of (A) the Class B Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(f).

                   (v) An amount equal to the product of (A) the Class A Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied in accordance with subsection 4.9(f);

provided, however, that (A) the aggregate amount allocated to the Series 1999-1 Certificateholders pursuant to this subsection 4.5(b)(ii) through (v) during any Due Period shall not exceed the amounts required to be distributed on the Distribution Date related to such Due Period pursuant to subsection 4.9(e)(i) or subsection 4.9(f)(i) through (v) and (B) any amounts not so allocated as a result of clause (A) of this proviso shall be treated as Shared Principal Collections.

                   (c) Allocations During the Early Amortization Period. During the Early Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Series 1999-1 Certificateholders, the following amounts as set forth below:

                   (i) Allocate to the Series 1999-1 Certificateholders an amount equal to the product of (A) the Floating Allocation Percentage on such date and (B) the aggregate amount of such Collections processed in respect of Finance Charge Receivables on such date, to be applied in accordance with Sections 4.9 and 4.11.

                  (ii) An amount equal to the product of (A) the Class D Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12 and then in accordance with sub section 4.9(f).

                 (iii) An amount equal to the product of (A) the Class C Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(f).

                  (iv) An amount equal to the product of (A) the Class B Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(f).

                   (v) An amount equal to the product of (A) the Class A Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied in accordance with subsection 4.9(f).

                  SECTION 4.6.  Determination of Monthly Interest.

                  (a) The amount of monthly interest distributable in respect of the Class A Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class A Certificate Rate, and (iii) the outstanding principal balance of the Class A Certificates determined as of the Record Date preceding such Distribution Date (the "Class A Monthly Interest"); provided, however, that with respect to the first Distribution Date, Class A Monthly Interest will be equal to interest accrued on the initial outstanding principal balance of the Class A Certificates at the Class A Certificate Rate from the Closing Date through __________, ___ 1999; provided further, however, that in addition to Class A Monthly Interest an amount equal to the amount of any unpaid Class A Deficiency Amounts, as defined below, plus an amount equal to the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (B) the sum of the Class A Certificate Rate and 1.0% per annum, and (C) any Class A Deficiency Amounts from the prior Distribution Date, as defined below, or the portion thereof which has not theretofore been paid to Class A Certificateholders (the "Class A Additional Interest"), shall also 9be distributable in respect of the Class A Certificates. The "Class A Deficiency Amount" for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(a) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to Class A Certificateholders in respect of such amounts on all prior Distribution Dates.

                  (b) The amount of monthly interest distributable in respect of the Class B Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class B Certificate Rate, and (iii) the outstanding principal balance of the Class B Certificates determined as of the Record Date preceding such Distribution Date (the "Class B Monthly Interest"); provided, however, that with respect to the first

Distribution Date, Class B Monthly Interest will be equal to interest accrued on the initial outstanding principal balance of the Class B Certificates at the Class B Certificate Rate from the Closing Date through ____________, ___, 1999; provided further, however, that in addition to the Class B Monthly Interest an amount equal to the amount of any unpaid Class B Deficiency Amounts, as defined below, plus an amount equal to the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (B) the sum of the Class B Certificate Rate and 1.0% per annum, and (C) any Class B Deficiency Amount from the prior Distribution Date, as defined below, or the portion thereof which has not theretofore been paid to Class B Certificateholders (the "Class B Additional Interest"), shall also be distributable in respect of the Class B Certificates. The "Class B Deficiency Amount" for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(b) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to the Class B Certificateholders in respect of such amounts on all prior Distribution Dates.

                  (c) The amount of monthly interest distributable in respect of the Class C Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class C Certificate Rate in effect with respect to the related Interest Period, and (iii) the Class C Investor Interest determined as of the Record Date preceding such Distribution Date (the "Class C Monthly Interest"); provided, however, that in addition to the Class C Monthly Interest an amount equal to any unpaid Class C Deficiency Amounts, as defined below, shall also be distributed to the Class C Certificateholders. The "Class C Deficiency Amount" for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(c) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to the Class C Certificateholders in respect of such amounts on all prior Distribution Dates.

                  (d) The amount of monthly interest distributable in respect of the Class D Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class D Certificate Rate in effect with respect to the related Interest Period, and (iii) the Class D Investor Interest determined as of the Record Date preceding such Distribution Date (the "Class D Monthly Interest").

                  SECTION 4.7.  Determination of Monthly Principal.

                  (a) The amount of monthly principal distributable with respect to the Class A Certificates on each Distribution Date (the "Class A Monthly Principal"), beginning with the Distribution Date in the month following the month in which the Controlled Amortization Period or, if earlier, the Early Amortization Period, begins, shall be equal to the least of (i) the Available Principal Collections with respect to such Distribution Date, (ii) for each Distribution Date with respect to the Controlled Amortization Period prior to the Class A Expected Final Payment Date, the Controlled Payment Amount for such Distribution Date and (iii) the Class A Investor Interest on such Distribution Date (after taking into account any adjustments to be made on such Distribution Date pursuant to Section 4.10).

                  (b) The amount of monthly principal distributable with respect to the Class B Certificates on each Distribution Date (the "Class B Monthly Principal") beginning with the Distribution Date immediately following the Distribution Date on which the Class A Investor Interest has been paid in full, and during the Early Amortization Period, beginning with the Distribution Date on which the Class A Investor Interest has been paid in full (the "Class B Principal Commencement Date"), shall be an amount equal to the lesser of (i) the Available Principal Collections with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal on such Distribution Date) and (ii) the Class B Investor Interest (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.10 and 4.12) on such Distribution Date.

                  (c) The amount of monthly principal distributable with respect to the Class C Certificates on each Distribution Date (the "Class C Monthly Principal") shall be, beginning with the Distribution Date on which the Class B Investor Interest has been paid in full, an amount equal to the lesser of (i) the Available Principal Collections with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal and Class B Monthly Principal on such Distribution Date) and
(ii) the Class C Investor Interest (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.10 and 4.12) on such Distribution Date.

                  (d) The amount of monthly principal distributable with respect to the Class D Certificates on each Distribution Date (the "Class D Monthly Principal") shall be, beginning with the Distribution Date on which the Class C Investor Interest has been paid in full, an amount equal to the lesser of (i) the Available Principal Collections with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal, Class B Monthly Principal and Class C Monthly Principal on such Distribution Date) and (ii) the Class D Investor Interest (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.10 and 4.12) on such Distribution Date.

                  SECTION 4.8. Coverage of Class A and Class B Required Amounts.

                  (a) On or before each Distribution Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which the sum of (i) the Class A Monthly Interest for such Distribution Date, plus (ii) the Class A Deficiency Amount, if any, for such Distribution Date, plus (iii) the Class A Additional Interest, if any, for such Distribution Date, plus (iv) the Class A Servicing Fee for the related Due Period, plus (v) the Class A Servicing Fee, if any, due but not paid on any prior Distribution Date, plus (vi) the Class A Investor Loss Amount, if any, for the related Due Period, plus (vii) the Class A Investor Dilution Amount, if any, for the related Due Period exceeds the Class A Available Funds for the related Due Period.

                  (b) On or before each Distribution Date, the Servicer shall also determine the amount (the "Class B Required Amount"), equal to the sum of
(i) the amount, if any, by which (A) the sum of (1) the Class B Monthly Interest for such Distribution Date, plus (2) the Class B Deficiency Amount, if any, for such Distribution Date, plus (3) the Class B Additional Interest, if any, for such Distribution Date, plus (4) the Class B Servicing Fee for the related Due Period, plus (5) the Class B Servicing Fee, if any, due but not paid on any prior Distribution Date, exceeds (B) the Class B Available Funds for the related Due Period plus (ii) the sum of the Class B Investor Loss Amount, if any, for the related Due Period, plus the Class B Investor Dilution Amount, if any, for the related Due Period.

                  (c) In the event that the Class A Required Amount or the Class B Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount or Class B Required Amount on or before such Distribution Date. For any Distribution Date, in the event that the Class A Required Amount for such Distribution Date is greater than zero, all or a portion of the Excess Spread and Shared Excess Finance Charge Collections with respect to such Distribution Date in an amount equal to the Class A Required Amount, to the extent available, for such Distribution Date shall be distributed on such Distribution Date pursuant to subsection 4.11(a). In the event that the Class A Required Amount for such Distribution Date exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections with respect to such Distribution Date, the Collections of Principal Receivables allocable to the Class D Certificates, the Collections of Principal Receivables allocable to the Class C Certificates and the Collections of Principal Receivables allocable to the Class B Certificates with respect to the related Due Period shall be applied as specified in Section
4.12. In the event that the Class B Required Amount for such Distribution Date exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections available to fund the Class B Required Amount pursuant to subsection 4.11(c), the Collections of Principal Receivables allocable to the Class D Certificates and the Collections of Principal Receivables allocable to the Class C Certificates (after application, in each case, to the Class A Required Amount) with respect to the related Due Period shall be applied as specified in Section 4.12; provided, however, that the sum of any payments pursuant to this paragraph shall not exceed the sum of the Class A Required Amount and the Class B Required Amount.

                  SECTION 4.9. Monthly Payments. On or before each Distribution Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Distribution Date, to the extent of available funds, the amounts required to be withdrawn from the Collection Account as follows:

                  (a) An amount equal to the Class A Available Funds for the related Due Period shall be distributed on each Distribution Date in the following priority:

                  (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Deficiency Amount for such Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date, shall be distributed to the Class A Certificateholders;

                  (ii) an amount equal to the Class A Servicing Fee for such Distribution Date plus the amount of any Class A Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to the Servicer;

                  (iii) an amount equal to the Class A Investor Loss Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (iv) an amount equal to the Class A Investor Dilution Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date; and

                  (v) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

                  (b) An amount equal to the Class B Available Funds for the related Due Period shall be distributed on each Distribution Date in the following priority:

                   (i) an amount equal to the Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Deficiency Amount for such Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date, shall be distributed to the Class B Certificateholders;

                  (ii) an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to the Servicer; and

                 (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

                  (c) An amount equal to the Class C Available Funds for the related Due Period shall be distributed on each Distribution Date in the following priority:

                   (i) an amount equal to the Class C Servicing Fee for such Distribution Date plus the amount of any Class C Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to the Servicer; and

                  (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

                  (d) An amount equal to the Class D Available Funds for the related Due Period shall be distributed on each Distribution Date in the following priority:

                   (i) an amount equal to the Class D Servicing Fee for such Distribution Date plus the amount of any Class D Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to the Servicer; and

                  (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

                  (e) During the Revolving Period, an amount equal to the Available Principal Collections for the related Due Period shall be distributed on each Distribution Date in the following priority:

                   (i) an amount equal to any amounts required to be applied on such date from Available Principal Collections pursuant to the Class C Purchase Agreement shall be so applied;

                  (ii) an amount equal to the lesser of (A) Available Principal Collections for such Distribution Date after giving effect to the applications specified in subsection 4.9(e)(i) above and, (B) the product of (1) a fraction, the numerator of which is equal to the Available Principal Collections remaining after giving effect to the applications specified in subsection 4.9(e)(i) above and the denominator of which is equal to the sum of the Available Principal Collections available for sharing as specified in the related Supplement and Receivables Purchase Agreement for each Series (including this Series 1999-1) in Group One that are Principal Sharing Series and (2) the Cumulative Principal Shortfall, shall be treated as Shared Principal Collections and applied to Series in Group One that are Principal Sharing Series other than this Series 1999-1; and

                 (iii) an amount equal to the excess, if any, of (A) the Available Principal Collections for such Distribution Date over (B) the applications specified in subsections 4.9(e)(i) and (ii) above shall be paid to the Holder of the Exchangeable Seller Certificate; provided, however, that in no event shall the amount payable to the Holder of the Exchangeable Seller Certificate pursuant to this subsection 4.9(e)(iii) be greater than the Seller Interest on such Distribution Date; provided further, that, if on any Distribution Date the Seller Interest is less than the Aggregate Minimum Seller Interest, the Servicer will not distribute to the Holder of the Exchangeable Seller Certificate any amounts hereunder, but shall deposit such funds in the Excess Funding Account.

                  (f) During the Controlled Amortization Period (beginning with the Distribution Date in the month following the month in which the Controlled Amortization Period begins) or the Early Amortization Period, an amount equal to the Available Principal Collections for the related Due Period shall be distributed on each Distribution Date in the following priority:

                   (i) an amount equal to the Class A Monthly Principal for such Distribution Date shall be distributed to the Class A
         Certificateholders;

                  (ii) after giving effect to the distribution referred to in clause (i) above, beginning on the Class B Principal Commencement Date, an amount equal to the Class B Monthly Principal shall be distributed to the Class B Certificateholders;

                 (iii) after giving effect to the distribution referred to in clauses (i) and (ii) above, beginning with the Distribution Date on which the Class B Investor Interest has been paid in full, an amount equal to the Class C Monthly Principal shall be distributed to the Class C Certificateholders in accordance with the Class C Purchase Agreement;

                  (iv) after giving effect to the distributions referred to in clauses (i), (ii) and (iii) above, beginning with the Distribution Date on which the Class C Investor Interest has been paid in full, an amount equal to the Class D Monthly Principal shall be distributed to the Class D Certificateholders;

                   (v) after giving effect to the distributions referred to in clauses (i), (ii), (iii) and (iv) above, an amount equal to any amounts required to be applied from Available Principal Collections on such date pursuant to the Class C Purchase Agreement shall be so applied;

                  (vi) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Principal Collections remaining after the applications specified in clauses (i),
         (ii), (iii), (iv) and (v) above and the denominator of which is equal to the sum of the Available Principal Collections available for sharing as specified in the related Supplement or Receivables Purchase Agreement for each Series (including this Series 1999-1) in Group One which is a Principal Sharing Series and (2) the Cumulative Principal Shortfall and (B) the Available Principal Collections remaining after the applications specified in clauses (i), (ii), (iii), (iv) and (v) above, shall be treated as Shared Principal Collections and applied to Series in Group One which are Principal Sharing Series other than this Series 1999-1; and

                 (vii) an amount equal to the excess, if any, of (A) the Available Principal Collections over (B) the applications specified in clauses (i) through (vi) above shall be paid to the Holder of the Exchangeable Seller Certificate; provided, however, that in no event shall the amount payable to the Holder of the Exchangeable Seller Certificate pursuant to this subsection 4.9(f)(vii) be greater than the Seller Interest on such Distribution Date; provided further, that, if on any Distribution Date the Seller Interest is less than the Aggregate Minimum Seller Interest, the Servicer will not distribute to the Holder of the Exchangeable Seller Certificate any amounts hereunder, but shall deposit such funds in the Excess Funding Account.

                  SECTION 4.10.  Investor Charge-Offs.

                  (a) On or before each Distribution Date, the Servicer shall calculate the Class A Investor Loss Amount. If on any Distribution Date, the Class A Investor Loss Amount for the prior Due Period exceeds the sum of the amounts allocated with respect thereto pursuant to subsection 4.9(a)(iii), subsection 4.11(a) and Section 4.12 with respect to such Due Period, the Class D Investor Interest (after giving effect to reductions for any Class D Investor Charge-Offs described in paragraph (d) and any Reallocated Class D Principal Collections on such Distribution Date) will be reduced by the amount of such excess. If such reduction would cause the Class D Investor Interest to be a negative number, the Class D Investor Interest will be reduced to zero, and the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs described in paragraph (c) and any Reallocated Class C Principal Collections on such Distribution Date) will be reduced by the amount by which the Class D Investor Interest would have been reduced below zero. If such reduction would cause the Class C Investor Interest to be a negative number, the Class C Investor Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs described in paragraph (b) and any Reallocated Class B Principal Collections on such Distribution Date) will be reduced by the amount by which the Class C Investor Interest would have been reduced below zero. If such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest will be reduced to zero, and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero, but not by more than the Class A Investor Loss Amount for such Distribution Date. Additionally, the Class A Investor Interest shall be reduced by the amount of any Series 1999-1 Unfunded Dilution Amount remaining after giving effect to any related Class B Investor Charge-Off, Class C Investor Charge-Off and Class D Investor Charge-Off (collectively, a "Class A Investor Charge-Off"). If the Class A Investor Interest has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Distribution Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread allocated and available for such purpose pursuant to subsection 4.11(b).

                  (b) On or before each Distribution Date, the Servicer shall calculate the Class B Investor Loss Amount. If on any Distribution Date, the Class B Investor Loss Amount for the prior Due Period exceeds the amounts allocated with respect thereto pursuant to subsection 4.9(b)(iii), subsection 4.11(c) and Section 4.12 with respect to such Due Period, the Class D Investor Interest (after giving effect to reductions for any Class D Investor Charge-Offs described in paragraphs (a) and (d) and any Reallocated Class D Principal Collections on such Distribution Date and any adjustments with respect thereto as described in subsection 4.10(a) above) will be reduced by the amount of such excess. If such reduction would cause the Class D Investor Interest to be a negative number, the Class D Investor Interest will be reduced to zero, and the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs described in paragraph (a) and (c) and any Reallocated Class C Principal Collections on such Distribution Date and any adjustment with respect thereto as described in subsection 4.10(a) above) will be reduced by the amount by which the Class D Investor Interest would have been reduced below zero. If such reduction would cause the Class C Investor Interest to be a negative number, the Class C Investor Interest shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Class C Investor Interest would have been reduced below zero, but not by more than the Class B Investor Loss Amount for such Distribution Date. Additionally, the Class B Investor Interest shall be reduced by the amount of any Series 1999-1 Unfunded Dilution Amount remaining after giving effect to any related Class C Investor Charge-Off and Class D Investor Charge-Off (collectively, together with all reductions to the Class B Investor Interest under subsection 4.10(a), a "Class B Investor Charge-Off"). The Class B Investor Interest will also be reduced by the amount of Reallocated Class B Principal Collections in excess of the Class C Investor Interest pursuant to Section 4.12 and the amount of any portion of the Class B Investor Interest allocated to the Class A Certificates to avoid a reduction in the Class A Investor Interest pursuant to subsection 4.10(a) above. The Class B Investor Interest will thereafter be reimbursed (but not to an amount in excess of the unpaid principal balance of the Class B Certificates) on any Distribution Date by the amount of Excess Spread allocated and available for that purpose as described under subsection 4.11(d).

                  (c) On or before each Distribution Date, the Servicer shall calculate the Class C Investor Loss Amount. If on any Distribution Date, the Class C Investor Loss Amount for the prior Due Period exceeds the amount of Excess Spread, Shared Excess Finance Charge Collections and Reallocated Class D Principal Collections which are allocated and available to fund such amount pursuant to subsection 4.11(g) and Section 4.12, the Class D Investor Interest (after giving effect to reductions for any Class D Investor Charge-Offs described in paragraphs (a), (b) and (d) and any Reallocated Class D Principal Collections on such Distribution Date and any adjustments thereto as described in subsection 4.10(a) or (b) above) will be reduced by the amount of such excess. If such reduction would cause the Class D Investor Interest to be a negative number, the Class D Investor Interest will be reduced to zero, and the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs described in paragraphs (a) and (b) and any Reallocated Class C Principal Collections on such Distribution Date and any adjustments with respect thereto as described in subsection 4.10(a) or 4.10(b) above) will be reduced by the amount by which the Class D Investor Interest would have been reduced below zero, but not by more than the sum of the Class C Investor Loss Amount for such Distribution Date. Additionally, the Class C Investor Interest shall be reduced by the amount of any Series 1999-1 Unfunded Dilution Amount remaining after giving effect to any related Class D Investor Charge-Off (collectively, together with all reductions to the Class C Investor Interest under subsections 4.10(a) and (b), a "Class C Investor Charge-Off"). The Class C Investor Interest will also be reduced by the amount of Reallocated Class C Principal Collections pursuant to Section 4.12 and the amount of any portion of the Class C Investor Interest allocated to the Class A Certificates or the Class B Certificates to avoid a reduction in the Class A Investor Interest, pursuant to subsection 4.10(a), or the Class B Investor Interest, pursuant to subsection 4.10(b), respectively. The Class C Investor Interest will thereafter be reimbursed (but not in excess of the unreimbursed amount of such reductions) on any Distribution Date by the amount of the Excess Spread allocated and available under subsection 4.11(i).

                  (d) On or before each Distribution Date, the Servicer shall calculate the Class D Investor Loss Amount. If on any Distribution Date, the Class D Investor Loss Amount for the prior Due Period exceeds the amount of Excess Spread which is allocated and available to fund such amount pursuant to subsection 4.11(l), the Class D Investor Interest will be reduced by the amount of such excess, but not by more than the Class D Investor Loss Amount for such Distribution Date. Additionally, the Class D Investor Interest shall be reduced by the amount of any Series 1999-1 Unfunded Dilution Amount (collectively, together with all reductions to the Class D Investor Interest under subsections 4.10(a), (b) and (c), a "Class D Investor Charge-Off"). The Class D Investor Interest will also be reduced by the amount of Class D Reallocated Principal Collections pursuant to Section 4.12 and the amount of any portion of the Class D Investor Interest allocated to the Class A Certificates, the Class B Certificates or the Class C Certificates to avoid a reduction in the Class A Investor Interest, pursuant to subsection 4.10(a), the Class B Investor Interest, pursuant to subsection 4.10(b), or the Class C Investor Interest, pursuant to Section 4.10(c), respectively. The Class D Investor Interest will thereafter be reimbursed (but not in excess of the unreimbursed amount of such reductions) on any Distribution Date by the amount of the Excess Spread allocated and available for that purpose as described under subsection 4.11(n).

                  SECTION 4.11. Excess Spread; Shared Excess Finance Charge Collections. On or before each Distribution Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to apply Excess Spread and Shared Excess Finance Charge Collections allocated to Series 1999-1 with respect to the related Due Period to make the following distributions on each Distribution Date in the following priority:

                  (a) an amount equal to the Class A Required Amount, if any, with respect to such Distribution Date shall be used to fund the Class A Required Amount and be applied in accordance with, and in the priority set forth in, subsection 4.9(a);

                  (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (c) an amount equal to the Class B Required Amount, if any, with respect to such Distribution Date shall be (I) used to fund any deficiency pursuant to subsections 4.9(b)(i) and (ii) in the order of priority specified therein and (II) an amount equal to the sum of the Class B Investor Loss Amount and Class B Investor Dilution Amount for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (d) an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced below the Class B Initial Investor Interest for reasons other than the payment of principal to the Class B Certificateholders or the cancellation of Class B Certificates (but not in excess of the unreimbursed amount of such reductions) shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (e) an amount equal to the excess, if any, of the Class C Servicing Fee for such Distribution Date plus the amount of any Class C Servicing Fee due but not paid to the Servicer on any prior Distribution Date over the Class C Available Funds for such Distribution Date shall be paid to the Servicer;

                  (f) an amount equal to the Class C Monthly Interest plus the Class C Deficiency Amount for such Distribution Date shall be distributed to the Class C Certificateholders in accordance with the Class C Purchase Agreement;

                  (g) an amount equal to the Class C Investor Loss Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (h) an amount equal to the Class C Investor Dilution Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (i) an amount equal to the aggregate amount by which the Class C Investor Interest has been reduced below the Class C Initial Investor Interest for reasons other than the payment of principal to the Class C
Certificateholders or the cancellation of Class C Certificates

(but not in excess of the unreimbursed amount of such reductions) shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (j) an amount equal to the excess, if any, of the Class D Servicing Fee over the Class D Available Funds for such Distribution Date shall be paid to the Servicer;

                  (k) an amount equal to the Class D Monthly Interest plus the amount of any past due Class D Monthly Interest for such Distribution Date shall be distributed to the Class D Certificateholders;

                  (l) an amount equal to the Class D Investor Loss Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (m) an amount equal to the Class D Investor Dilution Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (n) an amount equal to the aggregate amount by which the Class D Investor Interest has been reduced below the Class D Initial Investor Interest for reasons other than the payment of principal to the Class D Certificateholders or the cancellation of Class D Certificates (but not in excess of the unreimbursed amount of such reductions) shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (o) an amount equal to the aggregate of any other amounts then due to the Class C Certificateholders or required to be applied pursuant to the Class C Purchase Agreement out of Excess Spread and Shared Excess Finance Charge Collections allocated to Series 1999-1 shall be distributed for application in accordance with the Class C Purchase Agreement; and

                  (p) the balance, if any, will constitute a portion of Shared Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Series in Group One and, to the extent not required to be applied as Shared Excess Finance Charge Collections with respect to any Series in Group One, shall be distributed to the Holder of the Exchangeable Seller Certificate or any other Person then entitled to such amounts.

                  SECTION 4.12. Reallocated Principal Collections. On or before each Distribution Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to apply Reallocated Principal Collections (applying all Reallocated Class C Principal Collections in accordance with subsections 4.12(a) and (b) prior to applying any Reallocated Class B Principal Collections in accordance with subsection 4.12(a) for any amounts still owing after the application of Reallocated Class C Principal Collections and applying Reallocated Class D Principal Collections in accordance with subsections 4.12(a), (b) and (c) prior to applying any Reallocated Class C Principal Collections in accordance with subsections 4.12(a) or (b) for any amounts still owing after the application of Reallocated Class D Principal Collections) with respect to such Distribution Date, to make the following distributions on each Distribution Date in the following priority:

                  (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated to Series 1999-1 with respect to the related Due Period, shall be applied in accordance with, and in the priority set forth in, subsections 4.9(a)(i), (ii),
(iii) and (iv);

                  (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available to the Class B Certificates pursuant to subsection 4.11(c) on such Distribution Date shall be applied first in accordance with, and in the priority set forth in subsections 4.9(b)(i) and (ii) and then pursuant to and in the priority set forth in subsection 4.11(c)(II); and

                  (c) an amount equal to the excess, if any, of (i) the Class C Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available to the Class C Investor Interest pursuant to subsections 4.11(e), 4.11(f), 4.11(g) and 4.11(h) on such Distribution Date shall be applied first pursuant to subsection 4.9(c)(i), and then pursuant to and in the priority set forth in subsections 4.11(f), 4.11(g) and 4.11(h).

                  On each Distribution Date, the Class D Investor Interest shall be reduced by the amount of Reallocated Class D Principal Collections for such Distribution Date, the Class C Investor Interest shall be reduced by the amount of Reallocated Class C Principal Collections for such Distribution Date, and the Class B Investor Interest shall be reduced by the amount of Reallocated Class B Principal Collections for such Distribution Date.

                  SECTION 4.13. Seller's or Servicer's Failure to Make a Deposit or Payment. If the Servicer or the Seller fails to make, or give instructions to make, any payment or deposit required to be made or given by the Servicer or Seller, respectively, at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable account without instruction from the Servicer or Seller. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof; provided, however, that the Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Series 1999-1 Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Seller or the Servicer, as the case may be.

                  SECTION 4.14.  Shared Excess Finance Charge Collections.

                  (a) The balance of any Available Funds on deposit in the Collection Account after giving effect to subsections 4.11(a) through (o) will constitute a portion of Shared Excess Finance Charge Collections and will be available for allocation to other Series in Group One or to the Holder of the Exchangeable Seller Certificate as described in Section 4.3(g).

                  (b) Series 1999-1 shall be included in Group One. Subject to subsection 4.3(g) of the Agreement, Shared Excess Finance Charge Collections with respect to the Series in Group One for any Distribution Date will be allocated to Series 1999-1 in an amount equal to the product of (x) the aggregate amount of Shared Excess Finance Charge Collections with respect to all Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 1999-1 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all Series in Group One for such Distribution Date. The "Finance Charge Shortfall" for Series 1999-1 for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.11(a) through (o) on such Distribution Date over (b) the Available Funds for such Distribution Date.

                  SECTION 4.15. Shared Principal Collections. Subject to subsection 4.3(f) of the Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 1999-1 in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Series in Group One that are Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 1999-1 for such Distribution Date and the denominator of which is the Cumulative Principal Shortfall for such Distribution Date.

                  SECTION 4.16. Purchase and Cancellation of Certificates. The Seller may on any Distribution Date, upon five Business Days' prior written notice to the Trustee, purchase Series 1999-1 Certificates on the secondary market and request the Trustee to cancel such Series 1999-1 Certificates purchased by the Seller on such Distribution Date and reduce the Class A, Class B, Class C and/or Class D Investor Interest, as applicable, by a corresponding amount; provided that after giving to any cancellation of Class B Certificates, Class C Certificates and/or Class D Certificates resulting in a reduction of the Class B, Class C and/or Class D Investor Interest, the Investor Interest of such Class shall not be lower than (x) ___% of the Series 1999-1 Investor Interest (calculated after giving effect to such cancellation), in the case of Class B,
(y) ___% of the Series 1999-1 Investor Interest (calculated after giving affect to such cancellation), in the case of Class C, and (z) ___% of the Series 1999-1 Investor Interest (calculated after giving effect to such cancellations), in the case of Class D. No Certificateholder shall be required to sell its Certificates to the Seller pursuant to this Section 4.16.

                  SECTION 4.17.  Determination of LIBOR.

                  (a) On each LIBOR Determination Date, the Trustee will determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

                  (b) The Class A Certificate Rate and the Class B Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Series 1999-1 Certificateholder by telephoning the Trustee at its Corporate Trust Office at (215) 985-7321.

                  (c) On each LIBOR Determination Date prior to 12:00 noon New York City time, the Trustee shall send to the Servicer by facsimile, notification of LIBOR for the following Interest Period.

                  SECTION 4.18.  Interest Rate Cap Agreements.

                  (a) The Servicer hereby represents that Fashion Service Corp has obtained and assigned to the Trust (i) the Class A Cap Agreement in favor of the Trust for the benefit of the Class A Certificateholders and (ii) the Class B Cap Agreement in favor of the Trust for the benefit of the Class B Certificateholders, the Class C Certificateholders and the Class D Certificateholders. The Class A Cap Agreement shall entitle the Trust to receive monthly the Class A Cap Payment, if any, as set forth in the Class A Cap Agreement. The Class B Cap Agreement shall entitle the Trust to receive monthly the Class B Cap Payment, if any, as set forth in the Class B Cap Agreement. Each Interest Rate Cap Agreement provides that the Trust shall not be required to make any payment thereunder.

                  (b) Upon the effectiveness of any Replacement Interest Rate Cap Agreement, the Interest Rate Cap Agreement being replaced shall terminate and the applicable Interest Rate Cap Provider shall be released of all future obligations thereunder, provided that such replaced Interest Rate Cap Provider shall not be released from any obligations which have previously accrued thereunder and shall continue to be obligated to perform such obligations.

                  (c) The Trustee hereby appoints the Servicer to act as calculation agent under the Interest Rate Cap Agreements and the Servicer accepts such appointment.

                  SECTION 4.19. Paired Series. Any other Series in Group One may be designated (but only with the consent of the Class C Certificateholders) as a Paired Series for Series 1999-1. Such Paired Series either shall be prefunded with an initial deposit to a prefunding account in an amount up to the initial principal balance of such Paired Series and primarily from the sale of such Paired Series or shall have a variable principal amount. Any such prefunding account shall be held for the benefit of such Paired Series and not for the benefit of the Series 1999-1 Certificateholders. As funds in the Collection Account are allocated for distribution as Available Principal Collections during the Early Amortization Period or Controlled Amortization Period, either (i) in the case of a prefunded Paired Series, an equal amount of funds in any prefunding account for such Paired Series shall be released and distributed pursuant to the terms of such Paired Series or (ii) in the case of a Paired Series having a variable principal amount, an interest in such variable Paired Series in an equal or lesser amount may be sold by the Trust and the proceeds thereof will be distributed pursuant to the terms of such Paired Series, and, in either case, the Series Investor Interest of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Series 1999-1 Certificates and payment of all amounts due to the Class C Certificateholders, assuming that there have been no unreimbursed Loss Amounts with respect to any related Paired Series, the aggregate amount of such Paired Series shall have been increased by an amount up to an aggregate amount equal to the Series Investor Interest paid to the Series 1999-1 Certificateholders and the Class C Certificateholders (or such other amount as the holders of such Paired Series shall agree).

                  SECTION 8. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1999-1 Certificates:

                                   ARTICLE V.

                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                CERTIFICATEHOLDERS; NOTIFICATION OF CAP PAYMENTS

                  SECTION 5.1.  Distributions.

                  (a) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class A Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by Class A Certificates held by such Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class A Certificateholders pursuant to Section 4.9 by check mailed to each Class A Certificateholder (at such Certificateholder's address as it appears in the Certificate Register), except that with respect to Class A Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

                  (b) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class B Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by Class B Certificates held by such Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class B Certificateholders pursuant to Section 4.9 by check mailed to each Class B Certificateholder (at such Certificateholder's address as it appears in the Certificate Register), except that with respect to Class B Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

                  (c) On each Distribution Date, the Trustee shall distribute (in accordance with the Class C Purchase Agreement) to each Class C Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by Class C Certificates held by such Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class C Certificateholders pursuant to the Class C Purchase Agreement by check mailed to each Class C Certificateholder (at such Certificateholder's address as it appears in the Certificate Register) or by wire transfer of immediately available funds to such account designated in writing by such Certificateholder to the Trustee not later than the Determination Date preceding such Distribution Date.

                  (d) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class D Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by Class D Certificates held by such Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class D Certificateholders pursuant to Section 4.11 by check mailed to each Class D Certificateholder (at such Certificateholder's address as it appears in the Certificate Register) or by wire transfer of immediately available funds to such account designated in writing by such Certificateholder to the Trustee not later than the Determination Date preceding such Distribution Date.

                  (e) The Trustee shall promptly notify the Seller and the Servicer if it does not receive a payment under any Interest Rate Cap on the date on which such payment is due pursuant to the terms of such Interest Rate Cap.

                  SECTION 5.2.  Monthly Certificateholders' Statement.

                  (a) On or before each Distribution Date, the Paying Agent shall forward to each Series 1999-1 Certificateholder, each Rating Agency and the Class C Certificateholders a statement substantially in the form of Exhibit C to this Supplement prepared by the Servicer setting forth, among other things, the following information (which, in the case of subclauses (i) and (ii) below, shall be stated on the basis of an original principal amount of $1,000 per Series 1999-1 Certificate and, in the case of subclauses (viii) and (ix) shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Series 1999-1 Certificate):

                   (i) the amount of the current distribution allocable to Class A Monthly Principal, Class B Monthly Principal, Class C Monthly Principal and Class D Monthly Principal, respectively;

                  (ii) the amount of the current distribution allocable to Class A Monthly Interest, Class A Deficiency Amounts, Class A Additional Interest, Class B Monthly

         Interest, Class B Deficiency Amounts, Class B Additional Interest, Class C Monthly Interest, Class C Deficiency Amounts, Class D Monthly Interest and any accrued and unpaid Class D Monthly Interest, respectively;

                 (iii) the amount of Collections of Principal Receivables processed during the related Due Period and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, respectively;

                  (iv) the amount of Collections of Finance Charge Receivables processed during the related Due Period and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, respectively;

                   (v) the aggregate amount of Principal Receivables, the Series Investor Interest, the Class A Investor Interest, the Class B Investor Interest, the Class C Investor Interest, the Class D Investor Interest, the Floating Allocation Percentage, the Class A Floating Allocation, the Class B Floating Allocation, the Class C Floating Allocation, the Class D Floating Allocation and the Principal Allocation Percentage, the Class A Fixed Allocation, the Class B Fixed Allocation, the Class C Fixed Allocation and the Class D Fixed Allocation with respect to the Principal Receivables in the Trust as of the end of the day on the Record Date;

                  (vi) the aggregate outstanding balance of Accounts which were 30 to 59, 60 to 89, 90 to 119 and 120 or more days delinquent as of the end of the day on the Record Date;

                 (vii) the Loss Amount, the Investor Loss Amount, the Class A Investor Loss Amount, the Class B Investor Loss Amount, the Class C Investor Loss Amount and the Class D Investor Loss Amount for the related Due Period;

                (viii) the Dilution Amount, the Investor Dilution Amount, the Class A Investor Dilution Amount, the Class B Investor Dilution Amount, the Class C Investor Dilution Amount and the Class D Investor Dilution Amount;

                  (ix) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs, Class C Investor Charge-Offs and Class D Investor Charge-Offs for the related Due Period;

                   (x) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs, Class C Investor Charge-Offs and Class D Investor Charge-Offs reimbursed on the Distribution Date immediately preceding such Distribution Date;

                  (xi) the amount of the Class A Servicing Fee, the Class B Servicing Fee, the Class C Servicing Fee and the Class D Servicing Fee for the related Due Period;

                 (xii) the Portfolio Yield and Base Rate for the preceding Due Period;

                (xiii) the amount of Reallocated Class D Principal Collections, Reallocated Class C Principal Collections and Reallocated Class B Principal Collections with respect to such Distribution Date;

                 (xiv) the Class A Investor Interest, the Class B Investor Interest, the Class C Investor Interest and the Class D Investor Interest as of the close of business on such Distribution Date;

                  (xv) LIBOR on such Distribution Date;

                 (xvi) the Principal Shortfall and Finance Charge Shortfall;

                (xvii) the amount of Class A Available Funds, Class B Available Funds, Class C Available Funds and Class D Available Funds on deposit in the Collection Account on the related Distribution Date;

               (xviii) the Excess Spread, Shared Excess Finance Charge Collections, Shared Principal Collections, in each case allocated to allocated to Series 1999-1, and the amount on deposit in the Excess Funding Account;

                 (xix) such other items as are set forth in Exhibit C to this Supplement.

                  (b) Annual Certificateholders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 1999, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 1999-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 1999-1 Certificateholders, as set forth in subclauses (i) and
(ii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1999-1 Certificateholder, together with such other customary information (consistent with the treatment of the Class A Certificates and the Class B Certificates as debt) as the Servicer deems necessary or desirable to enable the Series 1999-1 Certificateholders to prepare their tax returns. The Servicer will provide such information to the Trustee as soon as possible after January 1 of each calendar year. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

                  SECTION 9. Series 1999-1 Early Amortization Events. If any one of the following events shall occur with respect to the Series 1999-1
Certificates:

                  (a) failure on the part of the Seller or the Originator (i) to make any payment or deposit required by the terms of (A) the Agreement, (B) this Supplement or (C) the Purchase Agreement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or
(ii) duly to observe or perform in any material respect any of its covenants or agreements set forth in the Agreement, this Supplement (including, without limitation, the covenant of the Seller contained in Section 11 of this Supplement) or the Purchase

Agreement, which failure has a material adverse effect on the Series 1999-1 Certificateholders (which determination shall be made without reference to the amount of the Class C Investor Interest or the Class D Investor Interest for such period) and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Controlling Certificateholders, and continues to affect materially and adversely the interests of the Series 1999-1 Certificateholders for such period (which determination shall be made without reference to the amount of the Class C Investor Interest or the Class D Investor Interest for such period);

                  (b) any representation or warranty made by the Seller or the Originator in the Agreement, this Supplement or the Purchase Agreement, or any information contained in a computer file or microfiche or written list required to be delivered by the Seller pursuant to Section 2.1 or 2.6 or by the Originator pursuant to Section 1.1 or 2.4(e) of the Purchase Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Controlling Certificateholders, and (ii) as a result of which the interests of the Series 1999-1 Certificateholders are materially and adversely affected (which determination shall be made without reference to the amount of the Class C Investor Interest or the Class D Investor Interest) and continue to be materially and adversely affected for such period; provided, however, that a Series 1999-1 Early Amortization Event pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

                  (c) the average Portfolio Yield for any three consecutive Due Periods is reduced to a rate which is less than the average Base Rate for such period;

                  (d) the Seller shall fail to convey Receivables arising under Additional Accounts to the Trust, as required by subsection 2.6(a);

                  (e) any Servicer Default shall occur which would have a material adverse effect on the Class A or Class B Certificateholders;

                  (f) the Class A Investor Interest shall not be paid in full on the Class A Expected Final Payment Date or the Class B Investor Interest shall not be paid in full on the Class B Expected Final Payment Date;

                  (g) the failure on the part of an Interest Rate Cap Provider to make a Class A Cap Payment or a Class B Cap Payment, as applicable, in full within five calendar days of the date on which such Class A Cap Payment or Class B Cap Payment was due; or

                  (h) the failure on the part of the Servicer (and the applicable Interest Rate Cap Provider pursuant to its obligations under the related Interest Rate Cap Agreement), within 30 days of the withdrawal or reduction below A-1 in the unsecured, unguaranteed, short-term debt rating of an Interest Rate Cap Provider by Standard & Poor's or a withdrawal of or reduction below P-1 in the unsecured, unguaranteed, short-term debt rating of an Interest Rate Cap Provider by Moody's to (i) obtain a Replacement Interest Rate Cap with a replacement cap provider having terms substantially the same as the replaced Interest Rate Cap or (ii) enter into any other arrangement satisfactory to the applicable Rating Agency, such that the rating of Class A Certificates or Class B Certificates by the applicable Rating Agency will not be withdrawn or reduced;

then, in the case of any event described in subparagraph (a), (b), (e), (g) or
(h) after the applicable grace period set forth in such subparagraphs, either the Trustee or the Controlling Certificateholders by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Certificateholders) may declare that an early amortization event (a "Series 1999-1 Early Amortization Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c), (d) or (f), a Series 1999-1 Early Amortization Event shall occur without any notice or other action on the part of the Trustee or the Series 1999-1 Certificateholders immediately upon the occurrence of such event.

                  SECTION 10. Series 1999-1 Termination. The right of the Series 1999-1 Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1999-1 Termination Date.

                  SECTION 11. Limitations on Addition of Accounts. The Seller agrees that it shall not designate any Additional Accounts pursuant to subsection 2.6(b) unless on or prior to the related Addition Date, the Seller shall have provided the Class C Certificateholders with an Officer's Certificate certifying that such designation of such Additional Accounts will not, as of the related Addition Date, (x) be reasonably expected by the Seller to result in a reduction or withdrawal by either Rating Agency of its rating for the Series 1999-1 Certificates, (y) cause a Series 1999-1 Early Amortization Event, or (z) be reasonably expected by the Seller to materially adversely affect in any manner the timing or amount of payments to the Class C Certificateholders.

                  SECTION 12. Ratification of Agreement. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

                  SECTION 13. Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                  SECTION 14. Governing Law. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 15.  No Petition.

                  (a) The Seller, the Servicer and the Trustee, by entering into this Supplement and each Series 1999-1 Certificateholder, by accepting a Series 1999-1 Certificate, hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Series 1999-1 Certificates, the Agreement or this Supplement.

                  (b) The Servicer and the Trustee, by entering into this Supplement and each Series 1999-1 Certificateholder, by accepting a Series 1999-1 Certificate, hereby covenant and agree that they will not at any time institute against the Seller, or join in any institution against the Seller of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Series 1999-1 Certificates, the Agreement or this Supplement.

                  SECTION 16. Tax Representation and Covenant. Notwithstanding
Section 6.3 of the Pooling and Servicing Agreement, Seller shall not execute, and the Transfer Agent and Registrar shall not register the transfer of, (i) any Class C Certificate, if after giving effect to the execution or transfer of such Class Certificate, there would be more than 5 Private Holders of Class C Certificates or (ii) any Class D Certificate, if after giving effect to the execution or transfer of such Class D Certificate, there would be more than 3 Private Holders of Class D Certificates. For purposes of this Supplement and the Pooling Agreement, each Holder of a Class C Certificate or a Class D Certificate shall be a "Private Holder."

                  SECTION 17. Certain Tax Related and Other Amendments. In addition to any other provisions relating to amendments in either the Agreement or this Supplement, this Supplement may be amended by the Seller without the consent of the Servicer, Trustee or any Series 1999-1 Certificateholder if (a) the Seller provides the Trustee with (i) an Opinion of Counsel to the effect that such amendment or modification would reduce the risk the Trust would be treated as taxable as a publicly traded partnership pursuant to Code section 7704 and (ii) a certificate that such amendment or modification would not materially and adversely affect any Series 1991-1 Certificateholder or (b) such amendment is to the Series 1999-1 Supplement and is made to conform the terms of such Supplement to the terms described in the Prospectus Supplement dated ____________ __, 1999, relating to the offer and sale of the Class A Certificates and the Class B Certificates; provided, however, that no such amendment shall be deemed effective without the Trustee's consent, if the Trustee's rights, duties and obligations hereunder are thereby modified.

                  IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Series 1999-1 Supplement to be duly executed by their respective officers as of the day and year first above written.


                                     CHARMING SHOPPES RECEIVABLES
                                     CORP.,
                                     Seller


                                     By:
                                        ----------------------------------------
                                              Name:
                                              Title:


                                     SPIRIT OF AMERICA, INC.
                                     Servicer


                                     By:
                                        ----------------------------------------
                                              Name:
                                              Title:


                                     FIRST UNION NATIONAL BANK,
                                     Trustee


                                     By:
                                        ----------------------------------------
                                              Name:
                                              Title:

                                                                     EXHIBIT A-1

                           FORM OF CLASS A CERTIFICATE

                  THIS CERTIFICATE, OR AN INTEREST HEREIN, MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF ANY EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHETHER OR NOT SUBJECT TO ERISA, OR A PLAN THAT IS DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT (EACH, A "BENEFIT PLAN"), OR BY OR FOR THE ACCOUNT OF ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE ANY BENEFIT PLAN ASSETS BY REASON OF A BENEFIT PLAN'S INVESTMENT IN SUCH ENTITY. BY ACQUIRING THIS CERTIFICATE OR AN INTEREST HEREIN, THE PURCHASER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) IT IS NOT A BENEFIT PLAN, AND THAT ITS ACQUISITION OF THIS CERTIFICATE OR AN INTEREST HEREIN IS IN COMPLIANCE WITH THE FOREGOING RESTRICTIONS ON BENEFIT PLAN ASSETS OR (II) IT IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE OR INTEREST HEREIN WITH ASSETS OF ITS GENERAL ACCOUNT, AND AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD OF HOLDING, (A) IT MEETS ALL OF THE REQUIREMENTS OF AND IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 AND (B) LESS THAN 25% OF THE ASSETS OF SUCH ACCOUNT ARE BENEFIT PLAN ASSETS


                  Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Charming Shoppes Receivables Corp. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


No. __                                                               $__________

                                                                       CUSIP No.
                                                                    [ISIN No. _]

                          CHARMING SHOPPES MASTER TRUST
         FLOATING RATE ASSET BACKED CERTIFICATE, SERIES 1999-1, CLASS A

                   Each $1,000 minimum denomination represents
                     a [        ] Undivided Interest in the
                   Charming Shoppes Master Trust Series 1999-1

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                      (Not an interest in or obligation of,
      Charming Shoppes Receivables Corp., Spirit of America National Bank, Spirit of America, Inc. Charming Shoppes, Inc. or any Affiliate thereof.)

                  This certifies that CEDE & CO. (the "Class A
Certificateholder") is the registered owner of the Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created under credit card accounts (the "Accounts") of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), the benefits of the subordination of the Class B Certificates, the Class C Certificates and Class D Certificates and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, as amended on _________ __, 1999 (as further amended or otherwise modified from time to time, the "Pooling and Servicing Agreement"), by and among Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc., as Servicer, and First Union National Bank, as Trustee (the "Trustee"). To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  The Series 1999-1 Certificates are issued in four classes, the Class A Certificates (of which this certificate is one), the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement, the Class C Certificates, which are subordinated to the Class A Certificates and the Class B Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement, and the Class D Certificates, which are subordinated to the Class A Certificates, the Class B Certificates and the Class C Certificates in certain rights of payments as described herein and in the Pooling and Servicing Agreement.

                  The Seller has structured the Pooling and Servicing Agreement and the Class A Certificates with the intention that the Class A Certificates will qualify under applicable tax law as indebtedness, and the Seller, the Holder of the Exchangeable Seller Certificate, the Servicer and each Class A Certificateholder (or Certificate Owner with respect to a Class A Certificate (a

                                     A-1-2

"Class A Certificate Owner")) by acceptance of its Class A Certificate (or in the case of a Class A Certificate Owner, by virtue of such Class A Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Class A Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Class A Certificateholder agrees that it will cause any Class A Certificate Owner acquiring an interest in a Class A Certificate through it to comply with the Pooling and Servicing Agreement as to treatment as indebtedness for certain tax purposes.

                  This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound.

                  The Receivables consist of Principal Receivables which arise from the purchase of goods and services and of Finance Charge Receivables which arise generally from periodic rate finance charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement. The Trust corpus consists of the Receivables now existing in the Accounts or hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of the Receivables and Recoveries and Insurance Proceeds relating thereto, and such funds as from time to time are deposited in the Collection Account. This Certificate is one of a series of Certificates entitled "Charming Shoppes Master Trust, Floating Rate Asset Backed Certificates, Series 1999-1, Class A" (the "Class A Certificates"), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or paid to the Class A Certificateholders. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Investor Interest at such time. In addition to the Series 1999-1 Certificates, an Exchangeable Seller Certificate will be reissued to the Seller pursuant to the Pooling and Servicing Agreement, which will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust or Series of Receivables Purchase Interests sold by the Trust. The Exchangeable Seller Certificate may be exchanged by the Seller pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

                  This Class A Certificate does not represent an obligation of, or an interest in, the Seller, the Originator or the Servicer, and neither the Class A Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class A Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Pooling and Servicing Agreement.


                                     A-1-3

                  The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate Undivided Interests, as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.


                                     A-1-4

                  IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class A Certificate to be duly executed under its official seal.


                                     CHARMING SHOPPES RECEIVABLES CORP.


                                     By:
                                        ------------------------------
                                              Authorized Officer



Attested to:


By:
   -------------------------
      Assistant Secretary


Date:           , 1999
     -------- --


                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                     FIRST UNION NATIONAL BANK,
                                     Trustee


                                     By:
                                        ------------------------------
                                             Authorized Officer

                                     A-1-5

                                                                     EXHIBIT A-2

                           FORM OF CLASS B CERTIFICATE


                  THIS CERTIFICATE, OR AN INTEREST HEREIN, MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF ANY EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHETHER OR NOT SUBJECT TO ERISA, OR A PLAN THAT IS DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT (EACH, A "BENEFIT PLAN"), OR BY OR FOR THE ACCOUNT OF ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE ANY BENEFIT PLAN ASSETS BY REASON OF A BENEFIT PLAN'S INVESTMENT IN SUCH ENTITY. BY ACQUIRING THIS CERTIFICATE OR AN INTEREST HEREIN, THE PURCHASER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) IT IS NOT A BENEFIT PLAN, AND THAT ITS ACQUISITION OF THIS CERTIFICATE OR AN INTEREST HEREIN IS IN COMPLIANCE WITH THE FOREGOING RESTRICTIONS ON BENEFIT PLAN ASSETS OR (II) IT IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE OR INTEREST HEREIN WITH ASSETS OF ITS GENERAL ACCOUNT, AND AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD OF HOLDING, (A) IT MEETS ALL OF THE REQUIREMENTS OF AND IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 AND (B) LESS THAN 25% OF THE ASSETS OF SUCH ACCOUNT ARE BENEFIT PLAN ASSETS.

                  Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Charming Shoppes Receivables Corp. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


No. __                                                               $__________

                                                                       CUSIP No.
                                                                   [ISIN No. __]

                          CHARMING SHOPPES MASTER TRUST
         FLOATING RATE ASSET BACKED CERTIFICATE, SERIES 1999-1, CLASS B


                   Each $1,000 minimum denomination represents
                     a [        ] Undivided Interest in the
                   Charming Shoppes Master Trust Series 1999-1


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                      (Not an interest in or obligation of,
      Charming Shoppes Receivables Corp., Spirit of America National Bank, Spirit of America, Inc. Charming Shoppes, Inc. or any Affiliate thereof.)

                  This certifies that CEDE & CO. (the "Class B
Certificateholder") is the registered owner of the Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created under credit card accounts (the "Accounts") of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), the benefits of the subordination of the Class C Certificates and the Class D Certificate and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, as amended on __________ __, 1999 (as further amended or otherwise modified from time to time, the "Pooling and Servicing Agreement"), by and among Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc., as Servicer, and First Union National Bank, as Trustee (the "Trustee"). To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  The Series 1999-1 Certificates are issued in four classes, the Class A Certificates , the Class B Certificates (of which this certificate is one), which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement, the Class C Certificates, which are subordinated to the Class A Certificates and the Class B Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement, and the Class D Certificates, which are subordinated to the Class A Certificates, the Class B Certificates and the Class C Certificates in certain rights of payments as described herein and in the Pooling and Servicing Agreement.

                  The Seller has structured the Pooling and Servicing Agreement and the Class B Certificates with the intention that the Class B Certificates will qualify under applicable tax law as indebtedness, and the Seller, the Holder of the Exchangeable Seller Certificate, the Servicer and each Class B Certificateholder (or Certificate Owner with respect to a Class B Certificate (a

                                      A-2-2

"Class B Certificate Owner")) by acceptance of its Class B Certificate (or in the case of a Class B Certificate Owner, by virtue of such Class B Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Class B Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Class B Certificateholder agrees that it will cause any Class B Certificate Owner acquiring an interest in a Class B Certificate through it to comply with the Pooling and Servicing Agreement as to treatment as indebtedness for certain tax purposes.

                  This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and by which the Class B Certificateholder is bound.

                  The Receivables consist of Principal Receivables which arise from the purchase of goods and services and of Finance Charge Receivables which arise generally from periodic rate finance charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement. The Trust corpus consists of the Receivables now existing in the Accounts or hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of the Receivables and Recoveries and Insurance Proceeds relating thereto, and such funds as from time to time are deposited in the Collection Account. This Certificate is one of a series of Certificates entitled "Charming Shoppes Master Trust, Floating Rate Asset Backed Certificates, Series 1999-1, Class B" (the "Class B Certificates"), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or paid to the Class B Certificateholders. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Investor Interest at such time. In addition to the Series 1999-1 Certificates, an Exchangeable Seller Certificate will be reissued to the Seller pursuant to the Pooling and Servicing Agreement, which will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust or Series of Receivables Purchase Interests sold by the Trust. The Exchangeable Seller Certificate may be exchanged by the Seller pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

                  This Class B Certificate does not represent an obligation of, or an interest in, the Seller, the Originator or the Servicer, and neither the Class B Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class B Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Pooling and Servicing Agreement.

                                      A-2-3

                  The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate Undivided Interests, as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.



                                      A-2-4

                  IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class B Certificate to be duly executed under its official seal.


                                     CHARMING SHOPPES RECEIVABLES CORP.



                                     By:
                                         -------------------------------
                                              Authorized Officer



Attested to:


By:
   -------------------------
     Assistant Secretary


Date:          , 1999
     ------- --


                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                     FIRST UNION NATIONAL BANK,
                                     Trustee


                                     By:
                                         -------------------------------
                                              Authorized Officer


                                      A-2-5

                                                                     EXHIBIT A-3

                           FORM OF CLASS C CERTIFICATE

                  THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                  THIS CERTIFICATE, OR AN INTEREST HEREIN, MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF ANY EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHETHER OR NOT SUBJECT TO ERISA, OR A PLAN THAT IS DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT (EACH, A "BENEFIT PLAN"), OR BY OR FOR THE ACCOUNT OF ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE ANY BENEFIT PLAN ASSETS BY REASON OF A BENEFIT PLAN'S INVESTMENT IN SUCH ENTITY. BY ACQUIRING THIS CERTIFICATE OR AN INTEREST HEREIN, THE PURCHASER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) IT IS NOT A BENEFIT PLAN, AND THAT ITS ACQUISITION OF THIS CERTIFICATE OR AN INTEREST HEREIN IS IN COMPLIANCE WITH THE FOREGOING RESTRICTIONS ON BENEFIT PLAN ASSETS OR (II) IT IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE OR INTEREST HEREIN WITH ASSETS OF ITS GENERAL ACCOUNT, AND AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD OF HOLDING, (A) IT MEETS ALL OF THE REQUIREMENTS OF AND IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 AND (B) LESS THAN 25% OF THE ASSETS OF SUCH ACCOUNT ARE BENEFIT PLAN ASSETS.

                  NEITHER THIS CERTIFICATE, NOR ANY PORTION OF THIS CERTIFICATE, MAY BE TRANSFERRED (X) IF AFTER GIVING EFFECT TO THE EXECUTION OR TRANSFER OF SUCH CERTIFICATE, THERE WOULD BE MORE THAN (I) 5 PRIVATE HOLDERS OF CLASS C CERTIFICATES OR (II) 100 PRIVATE HOLDERS, OR (Y) ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF
         SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER,

         INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATIONS SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) "SECONDARY MARKET" OR "SUBSTANTIAL EQUIVALENT THEREOF" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATIONS THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE TRUST ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE TRUST AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS. ANY ATTEMPTED TRANSFER, ASSIGNMENT, CONVEYANCE, PARTICIPATION OR SUBDIVISION IN CONTRAVENTION OF THE PRECEDING RESTRICTIONS, AS REASONABLY DETERMINED BY THE SELLER, SHALL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR, SELLER OR SUBDIVIDER OF SUCH CERTIFICATE SHALL BE CONSTRUED TO BE TREATED AS THE CERTIFICATEHOLDER OF ANY SUCH CERTIFICATE FOR ALL PURPOSES OF THE POOLING AND SERVICING AGREEMENT (DEFINED BELOW).


                                      A-3-2

                                                                       CUSIP No.


                          CHARMING SHOPPES MASTER TRUST
         FLOATING RATE ASSET BACKED CERTIFICATE, SERIES 1999-1, CLASS C

                   Each $1,000 minimum denomination represents
                     a [        ] Undivided Interest in the
                   Charming Shoppes Master Trust Series 1999-1

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                      (Not an interest in or obligation of, Charming Shoppes Receivables Corp., Spirit of America National Bank, Spirit of America, Inc. Charming Shoppes, Inc. or any Affiliate thereof.)

                  This certifies that ______________ (the "Class C Certificateholder") is the registered owner of the Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created under credit card accounts (the "Accounts") of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), the subordination of the Class D Certificate and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, as amended on _________ __ 1999 (as further amended or otherwise modified from time to time, the "Pooling and Servicing Agreement"), by and among Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc. as Servicer, and First Union National Bank, as Trustee (the "Trustee"). To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  The Series 1999-1 Certificates are issued in four classes, the Class A Certificates, the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement, the Class C Certificates (of which this certificate is one), which are subordinated to the Class A Certificates and the Class B Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement, and the Class D Certificates, which are subordinated to the Class A Certificates, the Class B Certificates and the Class C Certificates in certain rights of payments as described herein and in the Pooling and Servicing Agreement.

                  This Class C Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class C Certificateholder by virtue of the acceptance hereof assents and by which the Class C Certificateholder is bound.

                                      A-3-3

                  The Receivables consist of Principal Receivables which arise from the purchase of goods and services and of Finance Charge Receivables which arise generally from periodic rate finance charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement. The Trust corpus consists of the Receivables now existing in the Accounts or hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of the Receivables and Recoveries and Insurance Proceeds relating thereto, and such funds as from time to time are deposited in the Collection Account. This Certificate is one of a series of Certificates entitled "Charming Shoppes Master Trust, Floating Rate Asset Backed Certificates, Series 1999-1, Class C" (the "Class C Certificates"), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or paid to the Class C Certificateholders. The aggregate interest represented by the Class C Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class C Investor Interest at such time. In addition to the Series 1999-1 Certificates, an Exchangeable Seller Certificate will be reissued to the Seller pursuant to the Pooling and Servicing Agreement, which will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust or Series of Receivables Purchase Interests sold by the Trust. The Exchangeable Seller Certificate may be exchanged by the Seller pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

                  This Class C Certificate does not represent an obligation of, or an interest in, the Seller, the Originator or the Servicer, and neither the Class C Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class C Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Pooling and Servicing Agreement.

                  The transfer of this Class C Certificate shall be registered in the Certificate Register upon surrender of this Class C Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class C Certificateholder or such Class C Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class C Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and in the Class C Purchase Agreement, Class C Certificates are exchangeable for new Class C Certificates evidencing like aggregate Undivided Interests, as requested by the Class C Certificateholder surrendering such Class C Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar

                                      A-3-4
may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class C Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class C Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

                  IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class C Certificate to be duly executed under its official seal.


                                           CHARMING SHOPPES RECEIVABLES CORP.



                                           By:
                                              ---------------------------------
                                                    Authorized Officer


Attested to:

By:
   --------------------------
         Assistant Secretary


Date:               , 1999
     ------------ --


                                      A-3-5

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class C Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                      FIRST UNION NATIONAL BANK,
                                        Trustee


                                      By:
                                         ---------------------------------
                                             Authorized Officer

                                      A-3-6

                                                                     EXHIBIT A-4

                           FORM OF CLASS D CERTIFICATE


No. __                                                             $__________


                          CHARMING SHOPPES MASTER TRUST
             FLOATING RATE ASSET BACKED CERTIFICATE, SERIES 1999-1,
                               CLASS D CERTIFICATE

                  THIS CERTIFICATE WAS ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY BE SOLD ONLY PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE ACT OR AN EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE ACT. IN ADDITION, THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. A COPY OF THE POOLING AND SERVICING AGREEMENT WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE BY THE TRUSTEE UPON WRITTEN REQUEST.

                  THIS CERTIFICATE, OR AN INTEREST HEREIN, MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF ANY EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHETHER OR NOT SUBJECT TO ERISA, OR A PLAN THAT IS DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT (EACH, A "BENEFIT PLAN"), OR BY OR FOR THE ACCOUNT OF ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE ANY BENEFIT PLAN ASSETS BY REASON OF A BENEFIT PLAN'S INVESTMENT IN SUCH ENTITY. BY ACQUIRING THIS CERTIFICATE OR AN INTEREST HEREIN, THE PURCHASER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) IT IS NOT A BENEFIT PLAN, AND THAT ITS ACQUISITION OF THIS CERTIFICATE OR AN INTEREST HEREIN IS IN COMPLIANCE WITH THE FOREGOING RESTRICTIONS ON BENEFIT PLAN ASSETS OR (II) IT IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE OR INTEREST HEREIN WITH ASSETS OF ITS GENERAL ACCOUNT, AND AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD OF HOLDING, (A) IT MEETS ALL OF THE REQUIREMENTS OF AND IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 AND (B) LESS THAN 25% OF THE ASSETS OF SUCH ACCOUNT ARE BENEFIT PLAN ASSETS.

                  NEITHER THIS CERTIFICATE, NOR ANY PORTION OF THIS CERTIFICATE, MAY BE TRANSFERRED (X) IF AFTER GIVING EFFECT TO THE

         EXECUTOR OR TRANSFER OF SUCH CERTIFICATE, THERE WOULD BE MORE THAN (I) 3 PRIVATE HOLDERS OF CLASS D CERTIFICATES OR (II) 100 PRIVATE HOLDERS, OR (Y) ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATIONS SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) "SECONDARY MARKET" OR "SUBSTANTIAL EQUIVALENT THEREOF" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE TRUST ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTEREST IN THE TRUST AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS. ANY ATTEMPTED TRANSFER, ASSIGNMENT, CONVEYANCE, PARTICIPATION OR SUBDIVISION IN CONTRAVENTION OF THE PRECEDING RESTRICTIONS, AS REASONABLY DETERMINED BY THE SELLER, SHALL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR, SELLER, OR SUBDIVIDER OF SUCH CERTIFICATE SHALL BE CONSTRUED TO BE TREATED AS THE CERTIFICATEHOLDER OF ANY SUCH CERTIFICATE FOR ALL PURPOSES OF THE POOLING AND SERVICING AGREEMENT (DEFINED BELOW).

                   Each $1,000 minimum denomination represents
                     a [        ] Undivided Interest in the
                   Charming Shoppes Master Trust Series 1999-1

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                      (Not an interest in or obligation of,

Charming Shoppes Receivables Corp., Spirit of America National Bank, Spirit of America, Inc. Charming Shoppes, Inc. or any Affiliate thereof.)

                  This certifies that ____________ (the "Class D Certificateholder") is the registered owner of the Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of credit card receivables (the "Receivables") now existing or hereafter created under credit card accounts (the "Accounts") of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling

                                     A-4-2
and Servicing Agreement dated as of November 25, 1997, as amended on _________ __, 1999 (as further amended or otherwise modified from time to time, the "Pooling and Servicing Agreement"), by and among Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc., as Servicer, and First Union National Bank, as Trustee (the "Trustee"). To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  The Series 1999-1 Certificates are issued in four classes, the Class A Certificates, the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement, the Class C Certificates, which are subordinated to the Class A Certificates and the Class B Certificates in certain rights of payment as described herein, and in the Pooling and Servicing Agreement, and the Class D Certificates (of which this certificate is one), which are subordinated to the Class A Certificates, the Class B Certificates and the Class C Certificates in certain rights of payments as described herein, and in the Pooling and Servicing Agreement.

                  This Class D Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class D Certificateholder by virtue of the acceptance hereof assents and by which the Class D Certificateholder is bound.

                  The Receivables consist of Principal Receivables which arise from the purchase of goods and services and of Finance Charge Receivables which arise generally from periodic rate finance charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement. The Trust corpus consists of the Receivables now existing in the Accounts or hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of the Receivables and Recoveries and Insurance Proceeds relating thereto, and such funds as from time to time are deposited in the Collection Account. This Certificate is one of a series of Certificates entitled "Charming Shoppes Master Trust, Floating Rate Asset Backed Certificates, Series 1999-1, Class D Certificates" (the "Class D Certificates"), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or paid to the Class D Certificateholders. The aggregate interest represented by the Class D Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class D Investor Interest at such time. In addition to the Series 1999-1 Certificates, an Exchangeable Seller Certificate will be reissued to the Seller pursuant to the Pooling and Servicing Agreement, which will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust or Series of Receivables Purchase Interests sold by the Trust. The Exchangeable Seller Certificate may be exchanged by the Seller pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.


                                     A-4-3

                  This Class D Certificate does not represent an obligation of, or an interest in, the Seller, the Originator or the Servicer, and neither the Class D Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class D Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Pooling and Servicing Agreement.

                  The transfer of this Class D Certificate shall be registered in the Certificate Register upon surrender of this Class D Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class D Certificateholder or such Class D Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class D Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class D Certificates are exchangeable for new Class D Certificates evidencing like aggregate Undivided Interests, as requested by the Class D Certificateholder surrendering such Class D Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class D Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.


                                      A-4-4

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class D Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

                  IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class D Certificate to be duly executed under its official seal.

                                            CHARMING SHOPPES RECEIVABLES CORP.



                                             By:
                                                -------------------------------
                                                     Authorized Officer

Attested to:


By:
   ----------------------------
         Assistant Secretary


Date:               , 1999
     ------------ --


                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class D Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                     FIRST UNION NATIONAL BANK,
                                     Trustee


                                     By:
                                         -------------------------------------
                                                    Authorized Officer

                                      A-4-5

                                                                       EXHIBIT B


                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                           NOTIFICATION TO THE TRUSTEE


                             SPIRIT OF AMERICA, INC.



                          CHARMING SHOPPES MASTER TRUST

                                  SERIES 1999-1


         The undersigned, a duly authorized representative of Spirit of America, Inc. ("Spirit"), as Servicer pursuant to the Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, as amended on ________ __, 1999 (as further amended or otherwise modified from time to time, the "Pooling and Servicing Agreement") by and among Charming Shoppes Receivables Corp., as Seller, Spirit and First Union National Bank, as trustee (the "Trustee"), does hereby certify as follows:

                           A) Capitalized terms used in this notice have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Due Period" shall mean the Due Period immediately preceding the calendar month in which this notice is delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement. This notice is delivered pursuant to Section
         4.9 of the Pooling and Servicing Agreement.

                           B) Spirit is the Servicer under the Pooling and Servicing Agreement.

                           C) The undersigned is a Servicing Officer.

                           D) The date of this notice is a Determination Date under the Pooling and Servicing Agreement.

I.       INSTRUCTION TO MAKE A WITHDRAWAL

         The Servicer does hereby instruct the Trustee (i) to make withdrawals from the Collection Account on ______________ __, _____, which date is a Distribution Date under the Pooling and Servicing Agreement, in aggregate amounts set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with

Section 3 of the Series 1999-1 Supplement, as applicable and Section 4.9 of the Pooling and Servicing Agreement, as applicable:

           A)    Pursuant to subsection 4.9(a)(i):

                 (1)      Class A Monthly Interest at
                          the Class A Certificate Rate
                          on the Class A Investor Interest          $________

                 (2)      Class A Deficiency Amount                 $________

                 (3)      Class A Additional Interest               $________

           B)    Pursuant to subsection 4.9(a)(ii):

                 (1)      Class A Servicing Fee                     $________

                 (2)      Accrued and unpaid Class A
                          Servicing Fee                             $________

           C)    Pursuant to subsection 4.9(a)(iii):

                 (1)      Class A Investor Loss Amount              $________

           D)    Pursuant to subsection 4.9(a)(iv):

                 (1)      Class A Investor Dilution Amount          $________

           E)    Pursuant to subsection 4.9(a)(v):

                 (1)      Portion of Excess Spread from
                          Class A Available Funds to be
                          allocated and distributed as
                          provided in Section 4.11                  $________

           F)    Pursuant to subsection 4.9(b)(i):

                 (1)      Class B Monthly Interest at the
                          Class B Certificate Rate on the
                          Class B Investor Interest                 $________

                 (2)      Class B Deficiency Amount                 $________

                 (3)      Class B Additional Interest               $________

          G)    Pursuant to subsection 4.9(b)(ii):

                (1)      Class B Servicing Fee                        $
                                                                       --------
                (2)      Accrued and unpaid Class B
                         Servicing Fee                                $
                                                                       --------
          H)    Pursuant to subsection 4.9(b)(iii):

                (1)      Portion of Excess Spread from
                         Class B Available Funds to be
                         allocated and distributed as
                         provided in Section 4.11                     $
                                                                       --------
          I)    Pursuant to subsection 4.9(c)(i):

                (1)      Class C Servicing
                         Fee                                          $
                                                                       --------
                (2)      Accrued and unpaid Class C
                         Servicing Fee, if applicable                 $
                                                                       --------
          J)    Pursuant to subsection 4.9(c)(ii):

                (1)      Portion of Excess Spread from
                         Class C Available Funds to
                         be allocated and distributed as
                         provided in Section 4.11                     $
                                                                       --------
          K)    Pursuant to subsection 4.9(d)(i):

                (1)      Class D Servicing
                         Fee                                          $
                                                                       --------
                (2)      Accrued and unpaid Class D
                         Servicing Fee, if applicable                 $
                                                                       --------
          L)    Pursuant to subsection 4.9(d)(ii):

                (1)      Portion of Excess Spread from
                         Class D Available Funds to be
                         allocated and distributed as
                         provided in Section 4.11                     $
                                                                       --------
                         Total                                        $
                                                                       ========

          M)    Pursuant to subsection 4.9(e)(i):

                (1)      Amount to be applied pursuant
                         to Class C Purchase Agreement                $
                                                                       --------
          N)    Pursuant to subsection 4.9(e)(ii):

                (1)      Amount to be treated as Shared
                         Excess Principal Collections                 $
                                                                       --------
          O)    Pursuant to subsection 4.9(e)(iii):

                (1)      Amount to be paid to the Holder
                         of the Exchangeable Seller's
                         Certificate                                  $
                                                                       --------
          P)    Pursuant to subsection 4.9(f)(i):

                (1)      Class A Monthly Principal                    $
                                                                       --------
          Q)    Pursuant to subsection 4.9(f)(ii):

                (1)      Class B Monthly Principal                    $
                                                                       --------
          R)    Pursuant to subsection 4.9(f)(iii):

                (1)      Class C Monthly Principal to be
                         applied in accordance with the
                         Class C Purchase Agreement                   $
                                                                       --------
          S)    Pursuant to subsection 4.9(f)(iv):

                (1)      Class D Monthly Principal                    $
                                                                       --------
          T)    Pursuant to subsection 4.9(f)(v):

                (1)      Amount to be applied pursuant
                         to Class C Purchase Agreement                $
                                                                       --------
          U)    Pursuant to subsection 4.9(f)(vi):

                (1)      Amount to be treated as Shared
                         Excess Principal Collections                 $
                                                                       --------

          V)    Pursuant to subsection 4.9(f)(vii):

                (1)      Amount to be paid to the Holder
                         of the Exchangeable Seller's
                         Certificate                                  $
                                                                       --------
                         Total                                        $
                                                                       ========
          W)    Pursuant to Section 4.14:

                (1)      Amount of Shared Excess Finance Charge
                         Collections to be withdrawn from the
                         Collection Account to be allocated to Series
                         1999-1 and distributed as provided in
                         Section 4.11.                                $
                                                                       --------

II.      INSTRUCTION TO MAKE CERTAIN PAYMENTS

         Pursuant to Section 4.9 of the Pooling and Servicing Agreement, the Servicer does hereby instruct the Trustee to pay in accordance with Section 5.1
from the Collection Account on              ,     , which date is a Distribution
                               ---------- --  ----
Date under the Pooling and Servicing Agreement:

                  1.       Amount to be distributed to
                           Class A Certificateholders            $
                                                                   ---------
                  2.       Amount to be distributed to
                           Class B Certificateholders            $
                                                                   ---------
                  3.       Amount to be distributed to the
                           Class D Certificateholders            $
                                                                   ---------


III.     APPLICATION OF EXCESS SPREAD

         Pursuant to Section 4.11, the Servicer does hereby instruct the Trustee to apply the Excess Spread with respect to the related Due Period and to make the following distributions in the following priority:

A.         The amount equal to the Class A
           Required Amount, if any, which
           will be used to fund the Class A
           Required Amount and be applied in
           accordance with, and in the priority
           set forth in subsection 4.9(a)                   $
                                                             ----------------

B.         The amount equal to the aggregate
           amount of Class A Investor
           Charge-Offs which have not been
           previously reimbursed (after
           giving effect to the allocation
           on such Distribution Date of
           certain other amounts applied for
           that purpose) which will be treated
           as a portion of Available Principal
           Collections                                      $
                                                             ----------------

C.         The amount equal to the Class B
           Required Amount, if any, which
           will be used to fund the Class B
           Required Amount and be applied
           first in accordance with, and in
           the priority set forth in, sub-
           section 4.9(b) and then in accordance
           with, and in the priority set forth in,
           subsection 4.11(c)(II)                           $
                                                              ----------------

D.         The amount equal to the aggregate
           amount by which the Class B
           Investor Interest has been
           reduced below the initial Class B
           Series Investor Interest for reasons
           other than the payment of
           principal to the Class B
           Certificateholders (but not in
           excess of the unreimbursed amount of
           such reductions) which will be
           treated as a portion of Available
           Principal Collection                              $
                                                              ----------------

E.         The amount equal to the aggregate
           amount of accrued but unpaid
           Class C Servicing Fee (after
           giving affect to the application
           of Class C Available Funds
           thereto pursuant to Section 4.9)                  $
                                                              ----------------


F.         The amount equal to the
           Class C Monthly Interest plus
           the amount of any past due
           Class C Monthly Interest which
           will be paid to the Class C
           Holder for application
           in accordance with the Class C
           Purchase Agreement                                $
                                                             ----------------


G.         The amount equal to the
           Class C Investor Loss Amount,
           if any, for the prior Due Period
           which will be treated as a
           portion of Available Principal
           Collections                                       $
                                                              ----------------

H.         The amount equal to the Class C
           Investor Dilution Amount, if any for
           the prior Due Period which will be
           treated as a portion of Available
           Principal Collections                             $
                                                              ----------------

I.         The amount equal to the aggregate
           amount by which the Class C
           Investor Interest has been reduced
           below the initial Class C
           Investor Interest for reasons other
           than the payment of principal to the
           Class C Investor Holder (but
           not in excess of the unreimbursed
           amount of such reductions) which
           will be treated as a portion of Available
           Principal Collections                             $
                                                              ----------------

J.         The amount equal to the aggregate
           amount of any other amounts then
           due to the Class C Certificateholders out of
           Excess Spread and Shared Excess
           Finance Charge Collections allocated
           to Series 1999-1 to be distributed to
           the Class C Certificateholders for
           application in accordance with the
           Class C Purchase Agreement                        $
                                                              ----------------

K.         The amount equal to the aggregate
           amount of accrued but unpaid
           Class D Servicing Fees which
           will be paid to the Servicer
           (after giving effect to the
           application of Class D Available
           Funds thereto pursuant to Section 4.9)            $
                                                              ----------------

L.         The amount equal to the
           Class D Monthly Interest plus the
           amount of any past due Class D
           Monthly Interest which will be paid to
           the Class D Certificateholders                    $
                                                              ----------------


M.         The amount equal to the
           Class D Investor Loss
           Amount, if any, for the prior
           Due Period which will be treated
           as a portion of Available
           Principal Collections                             $
                                                              ----------------


N.         The amount equal to the Class D
           Investor Dilution Amount, if any
           for the prior Due Period which will
           be treated as a portion of Available
           Principal Collections                             $
                                                              ----------------

O.         The amount equal to the aggregate
           amount by which the Class D
           Investor Interest has been
           reduced below the initial
           Class D Investor Interest
           for reasons other than the
           payment of principal to the
           Class D Certificateholders (but
           not in excess of the unreimbursed
           amount of such reductions)
           which will be treated as a
           portion of Available Principal
           Collections                                       $
                                                              ----------------

Q.         The balance, if any, after
           giving effect to the payments made
           pursuant to subparagraphs (A) through
           (O) above to be applied
           as Shared Excess Finance Charge
           Collections for such Distribution Date            $
                                                              ----------------



IV.      REALLOCATED PRINCIPAL COLLECTIONS

         Pursuant to Section 4.12, the Servicer does hereby instruct the Trustee to withdraw from the Collection Account and apply Reallocated Principal Collections pursuant to Section 4.12 with respect to the related Due Period in the following amounts:

A.       Reallocated Class D
         Principal Collections                               $
                                                              ----------------
B.       Reallocated Class C
         Principal Collections                               $
                                                              ----------------
C.       Reallocated Class B
         Principal Collections                               $
                                                              ----------------

V.       ACCRUED AND UNPAID AMOUNTS

         After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Due Periods preceding the current calendar month

A.       Subsections 4.9(a)(i) and (b)(i):

         (1)      The aggregate amount of the
                  Class A Deficiency Amount                  $
                                                              ----------------
         (2)      The aggregate amount of
                  Class B Deficiency Amount                  $
                                                              ----------------
B.       Subsections 4.9(a)(ii) and (b)(ii):

         (1)      The aggregate amount of all
                  accrued and unpaid Class A
                  Servicing Fee                              $
                                                              ----------------
         (2)      The aggregate amount of all
                  accrued and unpaid Class B
                  Servicing Fee                              $
                                                              ----------------
C.       Section 4.10:

         (1)      The aggregate amount of all
                  unreimbursed Class A Investor
                  Charge-Offs                                $
                                                              ----------------
         (2)      The aggregate amount of all
                  unreimbursed Class B Investor
                  Charge-Offs                                $
                                                              ----------------
         (3)      The aggregate amount of all
                  unreimbursed Class C Investor
                  Charge-Offs                                $
                                                              ----------------
         (4)      The aggregate amount of all
                  unreimbursed Class D Investor
                  Charge-Offs                                $
                                                              ----------------

                  IN WITNESS WHEREOF, the undersigned has duly executed this
certificate this    day of          ,     .
                 --        ---------  ----
                                              SPIRIT OF AMERICA, INC.
                                              Servicer


                                              By:
                                                -------------------------------
                                                Name:
                                                Title:

                                                                       EXHIBIT C


                  FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                  Series 1999-1

                             SPIRIT OF AMERICA, INC.



                          CHARMING SHOPPES MASTER TRUST




         Under Section 5.2 of the Series 1999-1 Supplement dated as of __________ __, 1999 (the "Series 1999-1 Supplement", and together with the Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, as amended or otherwise modified from time to time, the "Pooling and Servicing Agreement") by and among Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc., (Spirit"), as Servicer, and First Union National Bank, as Trustee, Spirit, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1999-1 Certificateholders and the performance of the Charming Shoppes Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of _______, ______ and with respect to the performance of the Trust during the month of _________, ______ is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1999-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)

         1.  The amount of the current monthly
             distribution in respect of Class A
             Monthly Principal.............................           $________

         2.  The amount of the current monthly
             distribution in respect of Class B
             Monthly Principal.............................           $________

         3.  The amount of the current monthly
             distribution in respect of
             Class C Monthly Principal.....................           $________

         4.   The amount of the current monthly
              distribution in respect of
              Class D Monthly
              Principal.......................................     $________

         5.   The amount of the current monthly
              distribution in respect of Class A
              Monthly Interest................................     $________

         6.   The amount of the current monthly
              distribution in respect of Class A
              Deficiency Amounts..............................     $________

         7.   The amount of the current monthly
              distribution in respect of Class A
              Additional Interest.............................     $________

         8.   The amount of the current monthly
              distribution in respect of Class B
              Monthly Interest................................     $________

         9.   The amount of the current monthly
              distribution in respect of Class B
              Deficiency Amounts..............................     $________

         10.  The amount of the current monthly
              distribution in respect of Class B
              Additional Interest.............................     $________

         11.  The amount of the current monthly
              distribution in respect of
              Class C Monthly Interest........................     $________

         12.  The amount of the current monthly
              distribution in respect of any
              accrued and unpaid Class C
              Deficiency Amounts..............................     $________

         13.  The amount of the current monthly
              distribution in respect of
              Class D Monthly Interest........................     $________

B.       Information Regarding the Performance of the Trust

         1.   Collection of Principal Receivables

              (a)    The aggregate amount of
                     Collections of Principal
                     Receivables processed during
                     the related Due Period
                     which were allocated in respect
                     of the Class A Certificates.............       $________

              (b)    The aggregate amount of
                     Collections of Principal
                     Receivables processed
                     during the related Due Period
                     which were allocated in
                     respect of the Class B Certificates.....       $________

              (c)    The aggregate amount of
                     Collections of Principal
                     Receivables processed during
                     the related Due Period
                     which were allocated in
                     respect of the Class C Certificates......      $________

              (d)    The aggregate amount of
                     Collections of Principal
                     Receivables during the related
                     Due Period which were
                     allocated in respect
                     of the Class D Certificates..............      $________

         2.   Principal Receivables in the Trust

              (a)    The aggregate amount of Principal
                     Receivables in the Trust as of
                     the end of the day on the last
                     day of the preceding Due
                     Period..................................       $________

              (b)    The Excess Funding Amount
                     (the aggregate amount on
                     deposit in the Excess Funding
                     Account) as of the end
                     of the day on the last day of the
                     preceding Due Period.....................      $________

              (c)    The Series Investor Interest as of
                     the last day of the preceding
                     Due Period...............................      $________

              (d)    The Floating Allocation
                     Percentage with respect
                     to the related Due
                     Period...................................       ______%

              (e)    The Class A Floating
                     Allocation with respect
                     to the related Due
                     Period....................................      ______%

              (f)    The Class B Floating
                     Allocation with respect
                     to the related Due
                     Period....................................      ______%

              (g)    The Class C Floating
                     Allocation with respect to
                     the related Due
                     Period....................................      ______%

              (h)    The Class D Floating
                     Allocation with respect
                     to the related Due Period.................      ______%

              (i)    The Principal Allocation
                     Percentage with respect to
                     the related Due Period....................      ______%

              (j)    The Class A Fixed Allocation
                     with respect to the related
                     Due Period................................      ______%

              (k)    The Class B Fixed Allocation
                     with respect to the related
                     Due Period................................      ______%

              (l)    The Class C Fixed
                     Allocation with respect
                     to the related Due
                     Period....................................      ______%

              (m)    The Class D Fixed
                     Allocation with respect
                     to the related Due Period.................      ______%

         3.       Delinquent Balances

                  The aggregate amount of outstanding balances in the Accounts which were delinquent as of the day on the last day of the preceding Due Period:

                                                         Aggregate
                                                         Account
                                                         Balance

  (a)  30-59 days          ........................      $_______
  (b)  60-89 days          ........................      $_______
  (c)  90-119 days         ........................      $_______
  (d) 120 or more days     ........................      $_______
                                        Total:           $_______

         4.       Investor Loss Amount

                  (a)   The Investor Loss
                        Amount for the related
                        Due Period.................................  $_________

                  (b)   The Class A Investor
                        Loss Amount for the
                        related Due Period.........................  $_________

                  (c)   The Class B Investor
                        Loss Amount for the
                        related Due Period.........................  $_________

                  (d)   The Class C Investor Loss
                        Amount for the related
                        Due Period.................................  $________

                  (e)   The Class D Investor
                        Loss Amount for the related
                        Due Period.................................  $_________

         5.       Series 1999-1 Dilution Amount

                  (a)   The Series 1999-1 Dilution Amount
                        for the related Due Period................  $
                                                                    ----------

                  (b)   The Class A Investor
                        Dilution Amount for the
                        related Due Period........................  $
                                                                    ----------
                  (c)   The Class B Investor
                        Dilution Amount for the
                        related Due Period........................  $
                                                                    ----------
                  (d)   The Class C Investor Dilution
                        Amount for the related
                        Due Period................................  $
                                                                    ----------
                  (e)   The Class D Investor
                        Dilution Amount for the related
                        Due Period................................  $
                                                                    ----------
                  (f)   The Series Unfunded Dilution
                        Amount for the related
                        Due Period................................  $
                                                                    ----------
         6.       Investor Charge Offs

                  (a)   The aggregate amount of
                        Class A Investor Charge
                        Offs for the related
                        Due Period................................  $
                                                                     ----------
                  (b)   The aggregate amount of Class A
                        Investor Charge Offs
                        set forth in 6(a) above
                         per $1,000 of original
                        certificate principal amount..............  $
                                                                     ----------
                  (c)   The aggregate amount of
                        Class B Investor Charge
                        Offs for the related
                        Due Period................................  $
                                                                     ----------
                  (d)   The aggregate amount of Class B
                        Investor Charge

                        Offs set forth in 6(c) above per
                        $1,000 of original certificate principal
                        amount....................................  $
                                                                     ----------
                  (e)   The aggregate amount of Class C
                        Investor Charge Offs
                        for the related Due Period................  $
                                                                     ----------
                  (f)   The aggregate amount of Class C
                        Investor Charge Offs
                        set forth in 6(e) above per
                        $1,000 of original
                        certificate principal amount..............  $
                                                                     ----------
                  (g)   The aggregate amount of
                        Class D Investor
                        Charge Offs for the
                        related Due Period........................  $
                                                                     ----------
                  (h)   The aggregate amount of Class D
                        Investor Charge Offs
                        set forth in 6(g) above per
                        $1,000 of original certificate
                        principal amount..........................  $
                                                                     ----------
                  (i)   The aggregate amount of Class A
                        Investor Charge Offs
                        reimbursed on this
                        Distribution Date.........................  $
                                                                     ----------
                  (j)   The aggregate amount of Class A
                        Investor Charge Offs set forth in 6(i)
                        above per $1,000 original
                        certificate principal
                        amount reimbursed on this
                        Distribution Date.........................  $
                                                                     ----------
                  (k)   The aggregate amount of Class B
                        Investor Charge Offs
                        reimbursed on this
                        Distribution Date.........................  $
                                                                     ----------

                  (l)   The aggregate amount of Class B
                        Investor Charge Offs
                        set forth in 6(k) above per
                        $1,000 original certificate principal
                        amount reimbursed on this Distribution
                        Date......................................  $
                                                                     ----------
                  (m)   The aggregate amount of Class C
                        Investor Charge Offs reimbursed
                        on this Distribution Date.................  $
                                                                     ----------
                  (n)   The aggregate amount of Class C
                        Investor Charge Offs set forth in
                        6(m) above per $1,000 original
                        certificate principal amount reimbursed
                        on this Distribution Date.................  $
                                                                     ----------
                  (o)   The aggregate amount of
                        Class D Investor Charge
                        Offs reimbursed on
                        this Distribution Date....................  $
                                                                     ----------
                  (p)   The aggregate amount of Class D
                        Investor Charge Offs set forth in
                        6(o) above per $1,000 original
                        certificate principal amount reimbursed
                        on this Distribution Date.................  $
                                                                     ----------

         7.       Series 1999-1 Investor Monthly Servicing Fee

                  (a)   The amount of the Class A
                        Servicing Fee payable by the
                        Trust to the Servicer for the
                        related Due Period........................  $
                                                                     ----------
                  (b)   The amount of the Class B
                        Servicing Fee payable by the
                        Trust to the Servicer for the
                        related Due Period........................  $
                                                                     ----------

                  (c)   The amount of the Class C Servicing
                        Fee payable by the Trust to the
                        Servicer for the
                        related Due Period......................... $
                                                                     ----------
                  (d)   The amount of the Class D Servicing
                        Fee payable by the Trust to the
                        Servicer for the related Due Period........ $
                                                                     ----------

         8.       Reallocations

                  (a)   The amount of Reallocated
                        Class D Principal
                        Collections with respect to
                        this Distribution Date....................  $
                                                                     ----------
                  (b)   The amount of Reallocated
                        Class C Principal
                        Collections with respect to
                        this Distribution Date....................  $
                                                                     ----------
                  (c)   The amount of Reallocated
                        Class B Principal Collections
                        with respect to this
                        Distribution Date.........................  $
                                                                     ----------
                  (d)   The Class D Investor Interest as of
                        the close of business on this
                        Distribution Date.........................  $
                                                                     ----------
                  (e)   The Class C Investor Interest
                        as of the close of business on
                        this Distribution Date....................  $
                                                                     ----------
                  (f)   The Class B Investor Interest
                        as of the close of business on
                        this Distribution Date....................  $
                                                                     ----------
                  (g)   The Class A Investor Interest
                        as of the close of business on
                        this Distribution Date....................  $
                                                                     ----------

         9.       Collection of Finance Charge Receivables

                  (a)   The aggregate amount of
                        Collections of Finance Charge
                        Receivables received during
                        the related Due Period
                        which were allocated in respect
                        of Class A Certificates..................   $
                                                                     ----------
                  (b)   The aggregate amount of
                        Collections of Finance Charge
                        Receivables received during the
                        related Due Period
                        which were allocated in respect
                        of the Class B Certificates..............   $
                                                                     ----------
                  (c)   The aggregate amount of Collections
                        of Finance Charge Receivables
                        received during the related Due Period
                        which were allocated in respect
                        of the Class C Certificates..............   $
                                                                     ----------
                  (d)   The aggregate amount of Collections
                        of Finance Charge Receivables
                        received during the related Due Period
                        which were allocated in respect
                        of the Class D Certificates..............   $
                                                                     ----------
         10.      Available Funds

                  (a)   The amount of Class A
                        Available Funds on deposit
                        in the Collection Account
                        on this Distribution Date.................  $
                                                                     ----------
                  (b)   The amount of Class B
                        Available Funds on deposit
                        in the Collection Account
                        on this Distribution Date.................  $
                                                                     ----------

                  (c)   The amount of Class C Available Funds
                        on deposit in the Collection
                        Account on this Distribution Date........... $
                                                                     ----------
                  (d)   The amount of Class D Available
                        Funds on deposit in the Collection
                        Account on this Distribution Date.........  $
                                                                    ----------
         11.      Portfolio Yield

                  The Portfolio Yield for the
                  related Due Period..............................            %
                                                                    ----------

         12.      Shared Principal Collections

                  (a)   The Cumulative Principal
                        Shortfall with respect to such
                        Distribution Date.........................  $
                                                                     ----------
                  (b)   The Shared Principal
                        Collections allocable to
                        the Certificates on such
                        Distribution Date.........................  $
                                                                    ----------
         13.      Shared Excess Finance Charge Collections

                  (a)   The Finance Charge Shortfall
                        with respect to such
                        Distribution Date.......................... $
                                                                     ----------
                  (b)   The Shared Excess Finance
                        Charge Collections allocable
                        to the Certificates on such
                        Distribution Date.......................... $
                                                                    ----------
C.       Floating-Rate Determinations

         1.       LIBOR for the Interest
                  Period ending on this
                  Distribution Date................................          %
                                                                    ----------

                                                     SPIRIT OF AMERICA, INC.
                                                      Servicer


                                                     By:
                                                        -----------------------
                                                       Name:
                                                       Title:

                                   EXHIBIT D-1


                       CLASS A INTEREST RATE CAP AGREEMENT


                                      D-1-1

                                   EXHIBIT D-2


                       CLASS B INTEREST RATE CAP AGREEMENT


                                      D-2-1